Exhibit 99.1

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Quarterly Financial Highlights

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Individual investments	$401.8	$364.8	$193.2	$251.9	$315.2
Retirement plans	256.2	247.4	276.4	267.7	283.5
Individual protection	359.6	349.6	368.0	351.8	356.3
Corporate and other	19.6	102.3	109.9	106.3	99.4

Total operating revenues	$1,037.2	$1,064.1	$947.5	$977.7	$1,054.4

Net realized investment gains/(losses) (1)	(811.0)	(38.4)	219.1	(202.9)	63.0

Total revenues	$226.2	$1,025.7	$1,166.6	$774.8	$1,117.4

Pre-tax Operating Earnings (Loss)
Individual investments	$(209.7)	$16.8	$9.9	$26.8	$250.7
Retirement plans	37.4	33.3	48.8	51.8	49.0
Individual protection	41.0	61.0	12.6	56.4	65.5
Corporate and other	(129.4)	(4.4)	8.8	(1.3)	(19.3)

Pre-tax operating earnings (loss)	$(260.7)	$106.7	$80.1	$133.7	$345.9
Federal income tax expense	(109.0)	26.6	0.9	16.1	108.7

Net operating earnings (loss)	$(151.7)	$80.1	$79.2	$117.6	$237.2

Net realized investment gains/(losses), net of taxes (2)	(476.6)	(187.5)	126.6	(134.8)	31.9

Discontinued operations, net of taxes	(4.2)	-	-	-	-

Net income (loss)	$(632.5)	$(107.4)	$205.8	$(17.2)	$269.1

New and Renewal Production Premiums and Deposits by Channel
Non-affiliated
Independent broker/dealers	$1,277.9	$1,326.9	$1,264.7	$1,229.6	$1,247.3
Financial institutions	759.1	544.4	645.6	503.5	561.7
Wirehouse and regional firms	561.9	552.4	527.8	525.2	660.8
Pension plan administrators	129.3	99.9	78.0	97.9	108.4
Life specialists	105.5	112.1	73.1	60.9	120.4
Affiliated
Nationwide Retirement Solutions	1,099.0	1,072.2	1,054.0	1,073.1	1,061.1
Nationwide Financial Network	318.0	281.6	265.1	244.6	254.0
Mullin TBG	15.7	-	-	-	-

Total	$4,266.4	$3,989.5	$3,908.3	$3,734.8	$4,013.7

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations).

(2)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:   The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Quarterly Financial Highlights

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Balance Sheet Data
Total assets	$94,472.6	$91,134.4	$96,034.9	$102,155.3	$102,513.2

Customer funds managed and administered	$126,925.8	$122,321.5	$132,249.6	$143,323.3	$146,520.4

Total equity
Including accumulated other comprehensive income (AOCI) (1) and noncontrolling interest (NCI)	$3,474.8	$3,448.3	$4,193.7	$4,920.8	$5,162.8
AOCI	(1,370.8)	(1,545.5)	(992.1)	(233.4)	(234.4)
NCI	416.6	405.0	390.8	376.6	350.6

Excluding AOCI and NCI	$4,429.0	$4,588.8	$4,795.0	$4,777.6	$5,046.6

Net operating return on average equity excluding AOCI and NCI	(12.8%)	7.1%	6.8%	9.8%	19.3%

Statutory capital and surplus	$2,749.9	$2,429.5	$2,919.5	$2,860.8	$3,129.6

(1)	Includes changes in fair value of certain investments and derivatives under SFAS 115 and SFAS 133.

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

NFS Operating Segment Reporting Structure

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Quarterly Consolidated Income Statements

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Asset fees	$131.3	$120.9	$140.6	$141.7	$158.5
Cost of insurance charges	115.6	118.2	117.6	117.6	117.0
Administrative fees	35.0	29.1	46.6	38.0	43.2
Surrender fees	22.3	18.1	14.6	13.4	13.3

Total policy charges	304.2	286.3	319.4	310.7	332.0

Premiums	113.6	118.1	127.8	119.6	123.3
Net investment income	459.5	484.7	514.5	513.3	502.6
Operating realized gains (losses)	49.0	76.6	(118.5)	(84.5)	(31.3)
Other income	110.9	98.4	104.3	118.6	127.8

Total operating revenues	1,037.2	1,064.1	947.5	977.7	1,054.4

Benefits
Interest credited to policyholder accounts	303.3	282.6	293.3	284.2	278.5
Life insurance and annuity benefits	336.9	299.5	135.1	157.9	204.5
Policyholder dividends	21.1	21.4	23.5	22.4	19.7

Total benefits	661.3	603.5	451.9	464.5	502.7

Expenses
Commissions	159.4	134.4	147.3	143.9	165.8
General operating expenses	287.5	232.4	215.4	225.7	234.4
Deferral of policy acquisition costs	(146.4)	(123.4)	(132.4)	(121.1)	(136.1)

Subtotal	300.5	243.4	230.3	248.5	264.1

Amortization of policy acquisition costs	300.2	77.6	138.1	93.2	(107.7)
Amortization of VOBA and other intangible assets	10.0	6.9	21.3	12.1	23.9
Interest expense	25.9	26.0	25.8	25.7	25.5

Total expenses	636.6	353.9	415.5	379.5	205.8

Pre-tax operating earnings (loss)	$(260.7)	$106.7	$80.1	$133.7	$345.9
Federal income tax expense	(109.0)	26.6	0.9	16.1	108.7

Net operating earnings (loss)	$(151.7)	$80.1	$79.2	$117.6	$237.2

Net realized investment gains/(losses), net of taxes (1)
Realized gains/(losses) on sales, net of hedging	1.2	15.2	18.5	(1.6)	15.9
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	(367.8)	(212.5)	(25.3)	(96.9)	(38.8)
Credit default swaps	2.3	(3.4)	3.9	0.4	2.3
Derivatives, excluding hedging gains and losses on sales and credit default swaps	(129.3)	12.9	131.3	(36.2)	53.2
Amounts credited to policyholder dividend obligation	16.8	0.3	(1.8)	(0.5)	(0.7)
Adjustment to VOBA amortization	0.2	-	-	-	-

Subtotal	(476.6)	(187.5)	126.6	(134.8)	31.9

Discontinued operations, net of taxes	(4.2)	-	-	-	-

Net income (loss)	$(632.5)	$(107.4)	$205.8	$(17.2)	$269.1

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Combining Income Statement

For the three months ended December 31, 2009

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$124.8	$23.4	$10.3	$-	$158.5
Cost of insurance charges	-	-	117.0	-	117.0
Administrative fees	15.6	2.1	25.5	-	43.2
Surrender fees	6.9	0.2	6.2	-	13.3

Total policy charges	147.3	25.7	159.0	-	332.0
Premiums	51.9	-	71.4	-	123.3
Net investment income	144.6	172.3	125.7	60.0	502.6
Operating realized gains (losses)	(34.1)	-	-	2.8	(31.3)
Other income	5.5	85.5	0.2	36.6	127.8

Total operating revenues	315.2	283.5	356.3	99.4	1,054.4

Benefits
Interest credited to policyholder accounts	96.8	110.4	49.3	22.0	278.5
Life insurance and annuity benefits	72.7	-	131.8	-	204.5
Policyholder dividends	-	-	19.7	-	19.7

Total benefits	169.5	110.4	200.8	22.0	502.7

Expenses
Commissions	86.4	38.7	37.2	3.5	165.8
General operating expenses	40.8	74.6	57.5	61.5	234.4
Deferral of policy acquisition costs	(83.1)	(8.3)	(44.7)	-	(136.1)

Subtotal	44.1	105.0	50.0	65.0	264.1
Amortization of policy acquisition costs	(149.3)	11.3	30.3	-	(107.7)
Amortization of VOBA and other intangible assets	0.2	7.8	9.7	6.2	23.9
Interest expense	-	-	-	25.5	25.5

Total expenses	(105.0)	124.1	90.0	96.7	205.8

Pre-tax operating earnings (loss)	$250.7	$49.0	$65.5	$(19.3)	$345.9

Federal income tax expense					108.7

Net operating earnings (loss)					$237.2

Net realized investment gains/(losses), net of taxes (1)					31.9

Discontinued operations, net of taxes					-

Net income (loss)					$269.1

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Combining Income Statement

For the three months ended December 31, 2008

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$102.9	$18.6	$9.8	$-	$131.3
Cost of insurance charges	-	-	115.6	-	115.6
Administrative fees	9.2	5.2	20.6	-	35.0
Surrender fees	11.3	0.4	10.6	-	22.3

Total policy charges	123.4	24.2	156.6	-	304.2

Premiums	35.9	-	77.7	-	113.6
Net investment income	132.0	164.9	124.6	38.0	459.5
Operating realized gains (losses)	106.9	-	-	(57.9)	49.0
Other income	3.6	67.1	0.7	39.5	110.9

Total operating revenues	401.8	256.2	359.6	19.6	1,037.2

Benefits
Interest credited to policyholder accounts	97.4	111.2	50.1	44.6	303.3
Life insurance and annuity benefits	196.3	(1.1)	141.7	-	336.9
Policyholder dividends	-	-	21.1	-	21.1

Total benefits	293.7	110.1	212.9	44.6	661.3

Expenses
Commissions	87.0	32.4	36.1	3.9	159.4
General operating expenses	50.6	74.7	87.7	74.5	287.5
Deferral of policy acquisition costs	(84.6)	(7.9)	(53.9)	-	(146.4)

Subtotal	53.0	99.2	69.9	78.4	300.5

Amortization of policy acquisition costs	261.7	9.4	29.1	-	300.2
Amortization of VOBA and other intangible assets	3.1	0.1	6.7	0.1	10.0
Interest expense	-	-	-	25.9	25.9

Total expenses	317.8	108.7	105.7	104.4	636.6

Pre-tax operating earnings (loss)	$(209.7)	$37.4	$41.0	$(129.4)	$(260.7)

Federal income tax expense					(109.0)

Net operating earnings (loss)					$(151.7)

Net realized investment gains/(losses), net of taxes (1)					(476.6)

Discontinued operations, net of taxes					(4.2)

Net income (loss)					$(632.5)

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:   The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Quarterly Consolidated Balance Sheets

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Assets
Investments
Securities available-for-sale, at fair value:

Fixed maturity securities	$23,069.7	$23,726.9	$25,696.6	$27,125.1	$27,168.4
Equity securities	60.7	47.6	51.7	60.5	67.1
Trading assets	66.1	59.1	54.4	36.4	35.8
Mortgage loans on real estate, net	7,888.2	7,728.5	7,514.3	7,294.1	7,085.9
Real estate	16.5	16.4	16.6	12.4	8.9
Policy loans	1,095.6	1,080.1	1,067.8	1,040.5	1,050.4
Other long-term investments	968.1	914.3	922.5	871.6	857.4
Short-term investments	3,055.0	2,385.4	1,703.1	1,780.7	1,161.4

Total investments	36,219.9	35,958.3	37,027.0	38,221.3	37,435.3

Cash	165.5	132.8	77.5	84.4	119.9
Accrued investment income	352.1	417.3	385.5	419.9	415.2
Deferred policy acquisition costs	4,523.8	4,286.0	4,060.5	3,766.9	3,983.1
Value of business acquired	334.0	321.9	316.4	289.9	276.9
Other intangible assets	17.1	16.7	16.2	13.8	2.2
Goodwill	246.5	246.5	246.5	246.5	246.5
Other assets	3,773.0	4,229.7	2,975.2	2,640.8	2,188.3
Separate account assets	48,840.7	45,525.2	50,930.1	56,471.8	57,845.8

Total assets	$94,472.6	$91,134.4	$96,034.9	$102,155.3	$102,513.2

Liabilities and equity
Future policy benefits and claims	$35,720.0	$35,720.7	$34,618.0	$34,056.5	$33,150.7
Short-term debt	295.7	312.6	384.1	563.5	327.0
Long-term debt	1,725.9	1,726.0	1,726.1	1,726.9	1,727.0
Other liabilities	4,415.5	4,401.6	4,182.9	4,415.8	4,299.9
Separate account liabilities	48,840.7	45,525.2	50,930.1	56,471.8	57,845.8

	90,997.8	87,686.1	91,841.2	97,234.5	97,350.4

Total equity	3,474.8	3,448.3	4,193.7	4,920.8	5,162.8

Total liabilities and equity	$94,472.6	$91,134.4	$96,034.9	$102,155.3	$102,513.2

Capital Structure

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Total capital, including AOCI and NCI	$5,200.7	$5,174.3	$5,919.8	$6,647.7	$6,889.8
Less NCI	416.6	405.0	390.8	376.6	350.6

Total capital, excluding NCI	$4,784.1	$4,769.3	$5,529.0	$6,271.1	$6,539.2

Leverage, excluding NCI
Long-term debt—to—total capital	36.1%	36.2%	31.2%	27.5%	26.4%

Ratio of pre-tax operating earnings (loss) before interest expense to interest expense	-9.1X	5.1X	4.1X	6.2X	14.6X

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Investments

Quarterly Earnings Trends

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Asset fees	$102.9	$95.2	$104.7	$116.1	$124.8
Administrative fees	9.2	8.6	11.7	13.6	15.6
Surrender fees	11.3	10.4	7.6	6.7	6.9

Total policy charges	123.4	114.2	124.0	136.4	147.3

Net Investment Income
General account assets	131.5	130.0	150.2	155.8	154.4
Charge for invested capital	0.5	(7.2)	(5.9)	(5.5)	(9.8)

Total net investment income	132.0	122.8	144.3	150.3	144.6

Premiums	35.9	41.2	52.3	45.8	51.9
Operating realized gains	106.9	82.0	(130.5)	(85.6)	(34.1)
Other income	3.6	4.6	3.1	5.0	5.5

Total operating revenues	401.8	364.8	193.2	251.9	315.2

Benefits
Interest credited to policyholder accounts	97.4	94.1	97.8	104.9	96.8
Immediate annuity benefits	31.6	36.5	46.1	43.4	50.1
Policy benefits	164.7	125.9	(58.7)	(18.6)	22.6

Total benefits	293.7	256.5	85.2	129.7	169.5

Expenses
Commissions	87.0	69.8	79.8	73.2	86.4
General operating expenses	50.6	49.2	46.3	42.1	40.8
Deferral of policy acquisition costs	(84.6)	(71.7)	(81.6)	(70.7)	(83.1)

Subtotal	53.0	47.3	44.5	44.6	44.1

Amortization of policy acquisition costs	261.7	44.1	53.3	50.5	(149.3)
Amortization of VOBA and other intangible assets	3.1	0.1	0.3	0.3	0.2

Total expenses	317.8	91.5	98.1	95.4	(105.0)

Pre-tax operating earnings (loss)	$(209.7)	$16.8	$9.9	$26.8	$250.7

Key Ratios/Statistics
Average Account Values:
General account	$10,976.7	$11,861.6	$11,524.1	$10,942.4	$10,538.5
Separate account	30,721.3	26,623.8	27,331.9	30,866.3	33,370.7
Advisory services program	221.2	41.3	-	-	-

Total average individual investments account values	$41,919.2	$38,526.7	$38,856.0	$41,808.7	$43,909.2

Earned rate	4.79%	4.38%	5.21%	5.70%	5.86%
Credited rate	3.55%	3.17%	3.39%	3.84%	3.67%

Interest spread on average general account values	1.24%	1.21%	1.82%	1.86%	2.19%
Income from mortgage loan prepayments and bond call premiums	0.03%	0.01%	0.05%	0.02%	0.03%

Base interest spread on average general account values	1.21%	1.20%	1.77%	1.84%	2.16%

Asset fees to average separate account values	1.34%	1.43%	1.53%	1.50%	1.50%
General operating expenses to average account values	0.48%	0.51%	0.48%	0.40%	0.37%
Pre-tax operating earnings (loss) to average account values	(2.00%)	0.17%	0.10%	0.26%	2.28%
Pre-tax operating earnings (loss) to operating revenues	(52.2%)	4.6%	5.1%	10.6%	79.5%
Average allocated capital	$1,216.4	$1,142.2	$1,249.5	$1,350.6	$1,493.8
Return on average allocated capital	(43.1%)	6.5%	5.9%	7.7%	45.9%

Individual Investments Account Value Activity

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual Variable Annuities
Balance, beginning of period	$37,660.1	$32,954.3	$30,964.2	$33,509.2	$36,741.2

Deposits	1,052.0	959.1	1,046.6	972.7	1,183.3
Withdrawals and surrenders	(1,296.0)	(1,105.2)	(975.1)	(974.0)	(1,103.8)

Net flows	(244.0)	(146.1)	71.5	(1.3)	79.5

Investment performance/interest credited to policyholder accounts	(5,710.5)	(1,594.1)	3,364.2	3,675.0	1,265.9
Policy charges	(122.0)	(113.2)	(123.0)	(135.5)	(146.4)
Benefits and other	1,370.7	(136.7)	(767.7)	(306.2)	(199.6)

Balance, end of period	$32,954.3	$30,964.2	$33,509.2	$36,741.2	$37,740.6

Individual Fixed Annuities
Balance, beginning of period	$4,155.0	$4,406.9	$4,420.5	$4,543.2	$4,468.1

Deposits	451.0	152.9	226.6	39.5	54.8
Withdrawals and surrenders	(240.1)	(176.9)	(143.3)	(161.4)	(133.9)

Net flows	210.9	(24.0)	83.3	(121.9)	(79.1)

Policyholder interest credited	37.3	40.5	41.2	41.7	43.3
Policy charges	(1.0)	(0.6)	(0.6)	(0.5)	(0.5)
Benefits and other	4.7	(2.3)	(1.2)	5.6	(3.1)

Balance, end of period	$4,406.9	$4,420.5	$4,543.2	$4,468.1	$4,428.7

Income Products	$2,107.4	$2,117.5	$2,157.4	$2,198.2	$2,241.5
Advisory Services Program	$82.6	$-	$-	$-	$-

Total individual investment account values	$39,551.2	$37,502.2	$40,209.8	$43,407.5	$44,410.8

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Investments

Account Values by Product

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual Variable Annuities
BEST of AMERICA products	$27,934.2	$26,253.1	$28,427.2	$31,140.8	$31,976.2
Private label annuities	4,860.4	4,569.0	4,935.1	5,440.4	5,607.8
Nationwide Financial Network and other	159.7	142.1	146.9	160.0	156.6

Total individual variable annuities	$32,954.3	$30,964.2	$33,509.2	$36,741.2	$37,740.6

Individual Fixed Annuities	$4,406.9	$4,420.5	$4,543.2	$4,468.1	$4,428.7
Income Products	$2,107.4	$2,117.5	$2,157.4	$2,198.2	$2,241.5
Advisory Services Program	$82.6	$-	$-	$-	$-

Total individual investment account values	$39,551.2	$37,502.2	$40,209.8	$43,407.5	$44,410.8

Individual Investments New and Renewal Production Premiums and Deposits by Product
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual Variable Annuities
BEST of AMERICA products	$899.9	$830.4	$936.9	$836.6	$1,032.8
Private label annuities	96.6	78.6	67.4	83.6	84.4
Nationwide Financial Network and other	0.3	0.2	0.1	0.1	0.1

Total individual variable annuities	$996.8	$909.2	$1,004.4	$920.3	$1,117.3

Individual Fixed Annuities	$442.1	$150.9	$225.4	$38.6	$54.3
Income Products	$54.3	$58.4	$75.0	$66.8	$85.5
Portfolio Income Insurance	$-	$-	$-	$4.1	$13.1
Advisory Services Program	$1.3	$-	$-	$-	$-

Total new and renewal production premiums and deposits	$1,494.5	$1,118.5	$1,304.8	$1,029.8	$1,270.2

Individual Investments New and Renewal Production Premiums and Deposits by Channel
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$374.5	$344.5	$383.6	$298.2	$385.6
Wirehouse and regional firms	263.3	240.0	244.1	250.8	322.3
Financial institutions	301.1	277.9	336.2	339.3	370.0
Affiliated
Nationwide Financial Network	57.9	46.8	40.5	32.0	39.4

Total individual variable annuities	$996.8	$909.2	$1,004.4	$920.3	$1,117.3

Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$46.6	$17.5	$12.2	$4.7	$5.5
Wirehouse and regional firms	39.7	15.2	16.7	4.3	7.4
Financial institutions	314.3	87.5	170.6	15.0	23.7
Affiliated
Nationwide Financial Network	41.5	30.7	25.9	14.6	17.7

Total individual fixed annuities	$442.1	$150.9	$225.4	$38.6	$54.3

Income Products
Non-affiliated
Independent broker/dealers	$25.3	$25.4	$34.0	$26.8	$34.5
Wirehouse and regional firms	19.2	20.4	25.0	25.5	33.1
Financial institutions	5.4	8.9	11.9	11.0	14.4
Affiliated
Nationwide Financial Network	4.4	3.7	4.1	3.5	3.5

Total income products	$54.3	$58.4	$75.0	$66.8	$85.5

Portfolio Income Insurance
Non-affiliated
Wirehouse and regional firms	-	-	-	4.1	13.1

Total portfolio income insurance	$-	$-	$-	$4.1	$13.1

Advisory Services Program
Non-affiliated
Independent broker/dealers	$1.2	$-	$-	$-	$-
Financial institutions	-	-	-	-	-
Affiliated
Nationwide Financial Network	0.1	-	-	-	-

Total advisory services program	$1.3	$-	$-	$-	$-

Total new and renewal production premiums and deposits	$1,494.5	$1,118.5	$1,304.8	$1,029.8	$1,270.2

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Retirement Plans

Quarterly Earnings Trends

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Asset fees	$18.6	$17.0	$26.6	$15.8	$23.4
Administrative fees	5.2	2.7	2.2	1.9	2.1
Surrender fees	0.4	0.6	-	0.3	0.2

Total policy charges	24.2	20.3	28.8	18.0	25.7

Net investment income	164.9	161.4	175.8	169.5	172.3
Other income	67.1	65.7	71.8	80.2	85.5

Total operating revenues	256.2	247.4	276.4	267.7	283.5

Benefits
Interest credited to policyholder accounts	111.2	105.2	113.3	103.6	110.4
Other policy benefits	(1.1)	-	-	-	-

Total benefits	110.1	105.2	113.3	103.6	110.4
Expenses
Commissions	32.4	31.8	32.8	36.5	38.7
General operating expenses	74.7	76.9	71.7	74.7	74.6
Deferral of policy acquisition costs	(7.9)	(7.7)	(7.8)	(8.0)	(8.3)

Subtotal	99.2	101.0	96.7	103.2	105.0
Amortization of policy acquisition costs	9.4	7.7	16.9	8.6	11.3
Amortization of VOBA and other intangible assets	0.1	0.2	0.7	0.5	7.8

Total expenses	108.7	108.9	114.3	112.3	124.1

Pre-tax operating earnings	$37.4	$33.3	$48.8	$51.8	$49.0

Key Ratios/Statistics
Average Account Values:
General account	$11,396.7	$11,590.8	$11,711.2	$11,798.3	$11,780.4
Separate account	11,805.6	10,259.0	10,453.7	11,663.4	12,371.1
Non insurance assets	17,507.1	15,648.4	16,525.5	18,859.5	20,564.6
Administration only	26,301.4	24,427.8	25,692.1	28,669.5	30,692.0

Total average retirement plan account values	$67,010.8	$61,926.0	$64,382.5	$70,990.7	$75,408.1

Earned rate	5.78%	5.57%	6.00%	5.74%	5.85%
Credited rate	3.90%	3.63%	3.87%	3.51%	3.75%

Interest spread on average general account values	1.88%	1.94%	2.13%	2.23%	2.10%
Income from mortgage loan prepayments and bond call premiums	0.03%	0.01%	0.11%	0.02%	0.00%

Base interest spread on average general account values	1.85%	1.93%	2.02%	2.21%	2.10%

Asset fees to average separate account values	0.63%	0.66%	1.02%	0.54%	0.76%

General operating expenses to average account values	0.45%	0.50%	0.45%	0.42%	0.40%

Pre-tax operating earnings to average account values	0.22%	0.22%	0.30%	0.29%	0.26%

Pre-tax operating earnings to operating revenue	14.6%	13.5%	17.7%	19.4%	17.3%

Average allocated capital	$753.8	$757.6	$729.7	$716.7	$754.6

Return on average allocated capital	13.9%	12.9%	19.7%	20.5%	18.4%

Retirement Plans
Account Value Activity
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Private Sector Pension Plans
Balance, beginning of period	$27,805.1	$23,647.2	$22,895.2	$25,518.0	$28,220.1

New deposits/other	1,292.5	1,485.0	1,234.5	1,347.2	1,279.6
Participant withdrawals and surrenders	(1,212.5)	(1,113.8)	(1,178.0)	(1,424.4)	(1,432.9)

Net flows	80.0	371.2	56.5	(77.2)	(153.3)

Investment performance/interest credited to policyholder accounts	(4,119.1)	(1,079.0)	2,684.7	2,833.1	1,041.4
Policy charges and other	(47.6)	(44.2)	(50.3)	(53.8)	(58.1)
Case acquisitions/(terminations), net	(71.2)	-	(68.1)	-	54.3

Balance, end of period	$23,647.2	$22,895.2	$25,518.0	$28,220.1	$29,104.4

Public Sector Pension Plans
Balance, beginning of period	$43,418.1	$39,150.9	$38,158.5	$42,193.1	$46,050.0

New deposits/other	1,092.0	1,074.1	1,040.2	1,067.3	1,055.9
Participant withdrawals and surrenders	(753.1)	(736.5)	(581.4)	(602.4)	(633.5)

Net flows	338.9	337.6	458.8	464.9	422.4

Investment performance/interest credited	(4,593.4)	(1,260.1)	3,050.2	3,422.8	1,376.3
Policy charges and other	(14.9)	(13.6)	(19.7)	(16.1)	(22.4)
Case acquisitions/(terminations), net	2.2	(56.3)	545.3	(14.7)	(384.9)

Balance, end of period	$39,150.9	$38,158.5	$42,193.1	$46,050.0	$47,441.4

Total retirement plan account values	$62,798.1	$61,053.7	$67,711.1	$74,270.1	$76,545.8

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Retirement Plans

Account Values by Product

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Private Sector Pension Plans
BEST of AMERICA annuity products	$4,543.5	$4,343.0	$4,628.5	$4,924.9	$4,819.3
BEST of AMERICA trust products	15,920.8	15,376.0	17,675.0	20,043.9	21,085.2

Subtotal BEST of AMERICA	20,464.3	19,719.0	22,303.5	24,968.8	25,904.5

Nationwide Financial Network products	778.5	746.3	806.6	854.5	831.6
Nationwide employee and agent benefit plans	1,954.4	1,990.6	1,978.0	1,989.6	1,969.8
Other	450.0	439.3	429.9	407.2	398.5

Total private sector pension plans	$23,647.2	$22,895.2	$25,518.0	$28,220.1	$29,104.4

Public Sector Pension Plans
IRC Section 457 annuities	$14,396.6	$14,057.2	$14,910.2	$15,993.9	$16,113.5
Administration only agreements	24,754.3	24,101.3	27,282.9	30,056.1	31,327.9

Total public sector pension plans	$39,150.9	$38,158.5	$42,193.1	$46,050.0	$47,441.4

Total retirement plan account values	$62,798.1	$61,053.7	$67,711.1	$74,270.1	$76,545.8

Retirement Plans New and Renewal Production Premiums and Deposits by Product
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Private Sector Pension Plans
BEST of AMERICA annuity products	$185.7	$205.0	$178.7	$166.7	$167.5
BEST of AMERICA trust products	980.6	1,184.9	983.8	1,097.3	1,018.0

Subtotal BEST of AMERICA	1,166.3	1,389.9	1,162.5	1,264.0	1,185.5

Other	106.2	42.6	38.5	40.0	53.0

Total private sector pension plans	$1,272.5	$1,432.5	$1,201.0	$1,304.0	$1,238.5

Public Sector Pension Plans
IRC Section 457 annuities	$458.4	$419.3	$384.8	$386.3	$406.3
Administration only agreements	632.9	646.5	663.7	681.1	649.6

Total public sector pension plans	1,091.3	1,065.8	1,048.5	1,067.4	1,055.9

Total new and renewal production premiums and deposits	$2,363.8	$2,498.3	$2,249.5	$2,371.4	$2,294.4

Retirement Plans New and Renewal Production Premiums and Deposits by Channel
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$763.9	$871.3	$764.9	$836.8	$738.4
Wirehouse and regional firms	223.6	262.7	224.4	223.4	254.5
Financial institutions	122.5	160.0	107.6	112.6	110.8
Pension plan administrators	129.3	99.9	78.0	97.9	108.4
Affiliated
Nationwide Retirement Solutions	7.7	6.4	5.5	5.7	5.2
Nationwide Financial Network	25.5	32.2	20.6	27.6	21.2

Total private sector pension plans	$1,272.5	$1,432.5	$1,201.0	$1,304.0	$1,238.5

Public Sector Pension Plans
Nationwide Retirement Solutions	$1,091.3	$1,065.8	$1,048.5	$1,067.4	$1,055.9

Total new and renewal production premiums and deposits	$2,363.8	$2,498.3	$2,249.5	$2,371.4	$2,294.4

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Protection

Quarterly Earnings Trends

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Asset fees	$9.8	$8.7	$9.3	$9.8	$10.3
Cost of insurance charges	115.6	118.2	117.6	117.6	117.0
Administrative fees	20.6	17.8	32.7	22.5	25.5
Surrender fees	10.6	7.1	7.0	6.4	6.2

Total policy charges	156.6	151.8	166.6	156.3	159.0

Net Investment Income
General account assets	127.5	122.8	128.1	123.6	128.3
Charge for invested capital	(2.9)	(2.4)	(2.7)	(2.4)	(2.6)

Total net investment income	124.6	120.4	125.4	121.2	125.7

Premiums	77.7	76.9	75.5	73.8	71.4
Other income	0.7	0.5	0.5	0.5	0.2

Total operating revenues	359.6	349.6	368.0	351.8	356.3

Benefits
Interest credited to policyholder accounts	50.1	49.6	52.3	49.6	49.3
Life benefits	141.7	137.1	147.7	133.1	131.8
Policyholder dividends	21.1	21.4	23.5	22.4	19.7

Total benefits	212.9	208.1	223.5	205.1	200.8

Expenses
Commissions	36.1	30.2	32.7	31.6	37.2
General operating expenses	87.7	62.2	54.3	58.0	57.5
Deferral of policy acquisition costs	(53.9)	(44.0)	(43.0)	(42.4)	(44.7)

Subtotal	69.9	48.4	44.0	47.2	50.0

Amortization of policy acquisition costs	29.1	25.8	67.9	34.1	30.3
Amortization of VOBA and other intangible assets	6.7	6.3	20.0	9.0	9.7

Total expenses	105.7	80.5	131.9	90.3	90.0

Pre-tax operating earnings	$41.0	$61.0	$12.6	$56.4	$65.5

Key Ratios/Statistics
General operating expenses to operating revenues	24.4%	17.8%	14.8%	16.5%	16.1%
Pre-tax operating earnings to operating revenues	11.4%	17.4%	3.4%	16.0%	18.4%
Average allocated capital	$2,043.5	$1,988.3	$1,947.6	$1,935.7	$1,924.6
Return on average allocated capital	5.7%	8.6%	2.5%	8.2%	9.5%

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Individual Protection Policy Reserves
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual investment life	$4,159.4	$3,873.4	$4,284.8	$4,711.2	$4,825.3
Corporate investment life - excluding experience rated BOLI	7,472.7	7,238.8	7,665.1	7,592.8	7,391.0
Corporate investment life - experience rated BOLI	1,076.2	1,067.1	1,079.9	1,200.4	1,268.2

Subtotal investment life	12,708.3	12,179.3	13,029.8	13,504.4	13,484.5

Traditional life	4,154.8	4,125.7	4,127.6	4,131.3	4,110.8
Universal life	1,386.9	1,409.2	1,464.0	1,522.9	1,613.5

Subtotal fixed life	5,541.7	5,534.9	5,591.6	5,654.2	5,724.3

Total individual protection policy reserves	$18,250.0	$17,714.2	$18,621.4	$19,158.6	$19,208.8

Individual Protection Insurance In Force
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual investment life	$55,352.8	$54,379.2	$53,410.7	$52,641.2	$53,956.0
Corporate investment life - excluding experience rated BOLI	11,347.5	10,867.6	11,179.6	11,423.5	11,626.1
Corporate investment life - experience rated BOLI	13,259.3	13,255.5	13,247.9	13,247.9	13,230.0

Subtotal investment life	79,959.6	78,502.3	77,838.2	77,312.6	78,812.1

Traditional life	53,685.7	54,115.8	55,200.6	55,366.5	51,708.5
Universal life	11,714.8	11,735.0	12,151.2	12,570.8	13,269.6

Subtotal fixed life	65,400.5	65,850.8	67,351.8	67,937.3	64,978.1

Total individual protection insurance in force	$145,360.1	$144,353.1	$145,190.0	$145,249.9	$143,790.2

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Protection

New and Renewal Production Premiums and Deposits by Product

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
BEST of AMERICA Variable Life Series
First year production premiums and deposits	$19.3	$16.8	$12.5	$10.0	$22.0
Renewal production premiums and deposits	67.5	66.4	67.7	64.5	67.6

Total BEST of AMERICA variable life series	86.8	83.2	80.2	74.5	89.6

Nationwide Financial Network Variable Life Products
First year production premiums and deposits	1.6	0.4	0.2	0.2	-
Renewal production premiums and deposits	36.8	36.7	35.1	33.1	33.5

Total Nationwide Financial Network variable life products	38.4	37.1	35.3	33.3	33.5

Corporate Owned Life Insurance (COLI)
First year production premiums and deposits	55.2	20.7	10.5	9.8	53.2
Renewal production premiums and deposits	66.0	91.4	62.6	51.1	67.2

Total COLI	121.2	112.1	73.1	60.9	120.4

Traditional/Universal life
First year production premiums and deposits	39.3	29.5	50.4	51.5	89.9
Renewal production premiums and deposits	122.4	110.8	115.0	113.4	115.7

Total traditional/universal life	161.7	140.3	165.4	164.9	205.6

Total new and renewal production premiums and deposits	$408.1	$372.7	$354.0	$333.6	$449.1

Individual Protection New and Renewal Production Premiums and Deposits by Channel
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Non-affiliated
Independent broker/dealers	$66.4	$68.2	$70.0	$63.1	$83.3
Wirehouse and regional firms	16.1	14.1	17.6	17.1	30.4
Financial institutions	15.8	10.1	19.3	25.6	42.8
Life specialists	105.5	112.1	73.1	60.9	120.4
Affiliated
Nationwide Financial Network	188.6	168.2	174.0	166.9	172.2
Mullin TBG	15.7	-	-	-	-

Total new and renewal production premiums and deposits	$408.1	$372.7	$354.0	$333.6	$449.1

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Investment Life

Quarterly Earnings Trends

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Asset fees	$9.8	$8.7	$9.3	$9.8	$10.3
Cost of insurance charges	92.5	93.9	92.0	90.2	88.9
Administrative fees	12.4	10.8	21.3	13.4	13.3
Surrender fees	9.2	6.1	5.5	5.0	5.2

Total policy charges	123.9	119.5	128.1	118.4	117.7
Net Investment Income
General account assets	39.4	39.1	39.9	36.9	40.2
Charge for invested capital	(2.9)	(2.4)	(2.7)	(2.4)	(2.6)

Total net investment income	36.5	36.7	37.2	34.5	37.6

Other income	0.7	0.5	0.5	0.5	0.2

Total operating revenues	161.1	156.7	165.8	153.4	155.5

Benefits
Interest credited to policyholder accounts	29.1	28.9	30.7	29.2	29.0
Life benefits	49.2	50.7	59.5	37.4	45.4

Total benefits	78.3	79.6	90.2	66.6	74.4

Expenses
Commissions	20.4	17.1	13.7	11.3	18.6
General operating expenses	54.1	29.2	24.9	26.2	28.3
Deferral of policy acquisition costs	(29.9)	(23.4)	(18.7)	(16.4)	(25.6)

Subtotal	44.6	22.9	19.9	21.1	21.3
Amortization of policy acquisition costs	15.8	12.7	51.0	20.7	18.8
Amortization of VOBA and other intangible assets	4.5	3.9	16.7	7.2	6.0

Total expenses	64.9	39.5	87.6	49.0	46.1

Pre-tax operating earnings	$17.9	$37.6	$(12.0)	$37.8	$35.0

Key Ratios/Statistics

Cost of insurance per $1,000 of average net amount at risk (1)	$6.64	$6.88	$6.89	$6.91	$6.77
Life benefits per $1,000 of average net amount at risk (1)	$3.53	$3.71	$4.46	$2.87	$3.45
General operating expenses to operating revenues	33.6%	18.6%	15.0%	17.1%	18.2%
Pre-tax operating earnings to operating revenues	11.1%	24.0%	(7.2%)	24.6%	22.5%
Average allocated capital	$1,260.1	$1,203.2	$1,149.1	$1,116.4	$1,103.9
Return on average allocated capital	4.4%	9.2%	-1.3%	9.9%	9.3%

(1) Excludes experience rated BOLI corporate investment life.

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Investment Life Policy Reserve Activity

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Balance, beginning of period	$13,009.2	$12,708.3	$12,179.3	$13,029.8	$13,504.4

Deposits	271.6	245.5	175.9	149.0	243.2
Withdrawals and surrenders	(148.8)	(155.6)	(115.8)	(178.5)	(179.8)

Net flows	122.8	89.9	60.1	(29.5)	63.4

Investment performance/interest credited to policyholder accounts	(1,767.9)	(412.2)	939.4	1,116.8	421.9
Policy charges	(124.3)	(119.4)	(127.7)	(118.9)	(117.7)
Benefits and other	1,468.5	89.9	(21.3)	(493.8)	(387.5)
Acquired/(Terminated) business	-	(177.2)	-	-	-

Balance, end of period	$12,708.3	$12,179.3	$13,029.8	$13,504.4	$13,484.5

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Fixed Life

Quarterly Earnings Trends

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Cost of insurance charges	$23.1	$24.3	$25.6	$27.4	$28.1
Administrative fees	8.2	7.0	11.4	9.1	12.2
Surrender fees	1.4	1.0	1.5	1.4	1.0

Total policy charges	32.7	32.3	38.5	37.9	41.3

Net investment income	88.1	83.7	88.2	86.7	88.1
Premiums	77.7	76.9	75.5	73.8	71.4

Total operating revenues	198.5	192.9	202.2	198.4	200.8

Benefits
Interest credited to policyholder accounts	21.0	20.7	21.6	20.4	20.3
Life benefits	92.5	86.4	88.2	95.7	86.4
Policyholder dividends	21.1	21.4	23.5	22.4	19.7

Total benefits	134.6	128.5	133.3	138.5	126.4

Expenses
Commissions	15.7	13.1	19.0	20.3	18.6
General operating expenses	33.6	33.0	29.4	31.8	29.2
Deferral of policy acquisition costs	(24.0)	(20.6)	(24.3)	(26.0)	(19.1)

Subtotal	25.3	25.5	24.1	26.1	28.7

Amortization of policy acquisition costs	13.3	13.1	16.9	13.4	11.5
Amortization of VOBA and other intangible assets	2.2	2.4	3.3	1.8	3.7

Total expenses	40.8	41.0	44.3	41.3	43.9

Pre-tax operating earnings	$23.1	$23.4	$24.6	$18.6	$30.5

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$5.85	$5.27	$5.30	$5.66	$5.20
General operating expenses to operating revenues	16.9%	17.1%	14.5%	16.0%	14.5%
Pre-tax operating earnings to operating revenues	11.6%	12.1%	12.2%	9.4%	15.2%
Average allocated capital	$783.4	$785.1	$798.5	$819.3	$820.7
Return on average allocated capital	7.7%	7.7%	8.0%	5.9%	9.7%

Fixed Life Policy Reserve Activity
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Traditional/Universal Life
Balance, beginning of period	$5,511.7	$5,541.7	$5,534.9	$5,591.6	$5,654.2
Deposits	139.6	127.1	146.3	146.1	186.3
Withdrawals and surrenders	(66.7)	(63.3)	(69.9)	(57.4)	(71.2)

Net flows	72.9	63.8	76.4	88.7	115.1

Interest credited to policyholder accounts	19.6	21.0	21.2	10.8	3.7
Policy charges	(32.6)	(32.3)	(39.4)	(36.9)	(41.3)
Benefits and other	(29.9)	(59.3)	(1.5)	-	(7.4)

Balance, end of period	$5,541.7	$5,534.9	$5,591.6	$5,654.2	$5,724.3

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Corporate and Other

Quarterly Earnings Trends

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Operating Revenues
Net Investment Income
General account assets	$38.0	$80.1	$69.0	$72.3	$60.0

Total net investment income	38.0	80.1	69.0	72.3	60.0
Operating realized gains (losses)	(57.9)	(5.4)	12.0	1.1	2.8
Other income	39.5	27.6	28.9	32.9	36.6

Total operating revenues	19.6	102.3	109.9	106.3	99.4
Benefits
Interest credited to policyholder accounts	44.6	33.7	29.9	26.1	22.0

Total benefits	44.6	33.7	29.9	26.1	22.0
Expenses
Commissions	3.9	2.6	2.0	2.6	3.5
General operating expenses	74.5	44.1	43.1	50.9	61.5
Amortization of VOBA and other intangible assets	0.1	0.3	0.3	2.3	6.2
Interest expense	25.9	26.0	25.8	25.7	25.5

Total expenses	104.4	73.0	71.2	81.5	96.7

Pre-tax operating earnings (loss)	$(129.4)	$(4.4)	$8.8	$(1.3)	$(19.3)

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Bank
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Key Ratio/Statistics
Total Assets	2,195.2	2,416.8	2,519.0	3,038.7	3,162.7
Net Interest Margin	2.84%	3.11%	3.10%	3.04%	3.19%

Medium Term Notes
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Key Ratios/Statistics
Daily Average Account Values:
General account	$3,509.2	$3,109.8	$3,005.4	$2,426.6	$1,841.9

Earned rate	4.73%	3.52%	2.52%	2.09%	2.28%
Credited rate	3.70%	2.93%	2.64%	2.67%	2.80%

Interest spread on daily average general account values	1.03%	0.59%	(0.12%)	(0.58%)	(0.52%)
Income from mortgage loan prepayments and bond call premiums	(0.01%)	0.00%	0.01%	0.02%	0.09%

Base interest spread on daily average general account values	1.04%	0.59%	(0.13%)	(0.60%)	(0.61%)

Corporate and Other
Account Value Activity
($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Medium Term Notes
Balance, beginning of period	$3,690.5	$3,217.2	$3,020.1	$2,488.9	$2,158.4
Deposits	-	-	-	-	-
Maturities	(465.0)	(200.0)	(300.0)	(325.0)	(500.0)

Net flows	(465.0)	(200.0)	(300.0)	(325.0)	(500.0)

Interest credited to policyholder accounts and amortization	32.5	22.8	19.8	16.2	12.9
Other benefits - interest payments	(40.8)	(19.9)	(26.2)	(11.2)	(19.7)
Acquisitions/(terminations), net	-	-	(224.8)	(10.5)	-

Balance, end of period	$3,217.2	$3,020.1	$2,488.9	$2,158.4	$1,651.6

Nationwide Bank	$1,763.5	$1,904.3	$1,946.4	$2,123.3	$2,447.3
Nationwide Funds Group	$1,345.8	$1,127.0	$1,272.0	$2,205.4	$2,256.1

Total corporate and other account values	$6,326.5	$6,051.4	$5,707.3	$6,487.1	$6,355.0

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Customer Funds Managed and Administered

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual variable annuities	$32,954.3	$30,964.2	$33,509.2	$36,741.2	$37,740.6
Individual fixed annuities	4,406.9	4,420.5	4,543.2	4,468.1	4,428.7
Income products	2,107.4	2,117.5	2,157.4	2,198.2	2,241.5
Advisory services program	82.6	-	-	-	-

Subtotal individual investments	39,551.2	37,502.2	40,209.8	43,407.5	44,410.8

Private sector pension plans	23,647.2	22,895.2	25,518.0	28,220.1	29,104.4
Public sector pension plans	39,150.9	38,158.5	42,193.1	46,050.0	47,441.4

Subtotal retirement plans	62,798.1	61,053.7	67,711.1	74,270.1	76,545.8

Individual protection investment life	12,708.3	12,179.3	13,029.8	13,504.4	13,484.5
Individual protection fixed life	5,541.7	5,534.9	5,591.6	5,654.2	5,724.3

Subtotal individual protection	18,250.0	17,714.2	18,621.4	19,158.6	19,208.8

Medium term notes	3,217.2	3,020.1	2,488.9	2,158.4	1,651.6
Nationwide Bank	1,763.5	1,904.3	1,946.4	2,123.3	2,447.3
Nationwide Funds Group	1,345.8	1,127.0	1,272.0	2,205.4	2,256.1

Subtotal corporate and other	6,326.5	6,051.4	5,707.3	6,487.1	6,355.0

Customer funds managed and administered	$126,925.8	$122,321.5	$132,249.6	$143,323.3	$146,520.4

Note: Total Customer Funds Managed and Administered includes NFG funds as detailed below.

Nationwide Funds Group - Customer Funds Managed and Administered

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual Investments	13,184.7	12,676.5	14,248.3	17,602.3	18,526.6

Retirement Plans	7,549.9	7,340.6	7,879.7	7,819.7	7,991.2

Individual Protection	2,759.5	2,521.8	2,695.2	3,057.9	3,073.5

Corporate and Other	1,345.8	1,127.0	1,272.0	2,205.4	2,256.1

Customer funds managed and administered	$24,839.9	$23,665.9	$26,095.2	$30,685.3	$31,847.4

Separate Account Assets by Segment and Fund Type

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Individual Investments
Equity	$21,097.6	$19,400.6	$22,857.4	$26,427.3	$27,645.7
Bond	4,370.3	4,170.5	4,366.1	4,694.9	4,920.2
Money market	2,146.4	2,062.2	1,807.1	1,579.8	1,473.4

Subtotal individual investments	27,614.3	25,633.3	29,030.6	32,702.0	34,039.3

Retirement Plans
Equity	$8,043.9	$7,227.7	$8,301.6	$9,505.5	$9,611.5
Bond	1,084.5	1,124.6	1,182.5	1,274.7	1,302.5
Money market	613.0	607.1	536.2	483.8	448.4
Other	884.2	932.9	994.7	1,047.7	1,068.0

Subtotal retirement plans	10,625.6	9,892.3	11,015.0	12,311.7	12,430.4

Individual Protection
Equity	$5,483.8	$4,805.2	$5,522.9	$6,307.3	$6,368.3
Bond	1,881.2	1,993.0	2,127.1	2,448.4	2,912.7
Money market	1,379.2	1,309.8	1,304.6	1,210.8	975.2
Other	1,457.4	1,533.7	1,516.3	1,023.6	638.0

Subtotal individual protection	10,201.6	9,641.7	10,470.9	10,990.1	10,894.2

Corporate and Other
Equity	$337.0	$296.1	$349.6	$401.8	$415.0
Bond	49.7	49.5	52.5	55.6	56.7
Money market	12.5	12.3	11.5	10.6	10.2

Subtotal corporate and other	399.2	357.9	413.6	468.0	481.9

Total
Equity	$34,962.3	$31,729.6	$37,031.5	$42,641.9	$44,040.5
Bond	7,385.7	7,337.6	7,728.2	8,473.6	9,192.1
Money market	4,151.1	3,991.4	3,659.4	3,285.0	2,907.2
Other	2,341.6	2,466.6	2,511.0	2,071.3	1,706.0

Total separate account assets by fund type	$48,840.7	$45,525.2	$50,930.1	$56,471.8	$57,845.8

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Securities Available-For-Sale

($ in millions)			Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2009
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations			$152.0	$16.9	$1.0	$167.9
U.S. Government agencies			551.4	57.2	5.7	602.9
Obligations of states and political subdivisions			608.4	5.6	23.2	590.8
Debt securities issued by foreign governments			69.9	5.3	0.1	75.1
Corporate securities
Public			10,934.8	597.2	176.6	11,355.4
Private			4,499.5	193.1	83.4	4,609.2
Residential mortgage-backed securities			8,314.1	153.7	674.8	7,793.0
Commercial mortgage-backed securities			1,355.6	6.7	216.0	1,146.3
Collateralized debt obligations			531.1	11.8	170.9	372.0
Other asset-backed securities			463.4	20.4	28.0	455.8

Total fixed maturity securities			27,480.2	1,067.9	1,379.7	27,168.4
Equity securities			63.4	4.5	0.8	67.1

		Total	$27,543.6	$1,072.4	$1,380.5	$27,235.5

December 31, 2008
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations			$94.3	$25.4	$-	$119.7
U.S. Government agencies			420.5	93.3	-	513.8
Obligations of states and political subdivisions			271.3	1.6	10.5	262.4
Debt securities issued by foreign governments			50.1	5.4	-	55.5
Corporate securities
Public			8,881.9	109.9	1,040.7	7,951.1
Private			5,002.8	45.2	403.4	4,644.6
Residential mortgage-backed securities			8,369.1	109.8	881.0	7,597.9
Commercial mortgage-backed securities			1,488.9	0.6	473.9	1,015.6
Collateralized debt obligations			557.7	6.4	240.7	323.4
Other asset-backed securities			689.1	3.6	107.0	585.7

Total fixed maturity securities			25,825.7	401.2	3,157.2	23,069.7
Equity securities			68.7	0.8	8.8	60.7

		Total	$25,894.4	$402.0	$3,166.0	$23,130.4

Aging of Gross Unrealized Losses on Securities Available-For-Sale

	Less Than or Equal to One Year		More Than One Year		Total
($ in millions)	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
December 31, 2009
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$50.9	$1.0	$-	$-	$50.9	$1.0
U.S. Government agencies	154.6	5.7	-	-	154.6	5.7
Obligations of states and political subdivisions	320.2	11.6	81.0	11.6	401.2	23.2
Debt securities issued by foreign governments	1.6	0.1	-	-	1.6	0.1
Corporate securities
Public	1,201.4	33.4	1,117.5	143.2	2,318.9	176.6
Private	278.8	19.0	972.6	64.4	1,251.4	83.4
Residential mortgage-backed securities	1,184.9	106.9	2,427.2	567.9	3,612.1	674.8
Commercial mortgage-backed securities	42.7	5.2	751.5	210.8	794.2	216.0
Collateralized debt obligations	29.9	28.9	277.2	142.0	307.1	170.9
Other asset-backed securities	5.4	0.2	247.5	27.8	252.9	28.0

Total fixed maturity securities	3,270.4	212.0	5,874.5	1,167.7	9,144.9	1,379.7
Equity securities	16.7	0.1	2.4	0.7	19.1	0.8

Total	$3,287.1	$212.1	$5,876.9	$1,168.4	$9,164.0	$1,380.5

Percentage of gross unrealized losses		15%		85%

December 31, 2008
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$-	$-	$-	$-	$-	$-
U.S. Government agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	127.6	6.1	33.4	4.4	161.0	10.5
Debt securities issued by foreign governments	-	-	-	-	-	-
Corporate securities
Public	4,109.4	676.9	1,350.3	363.8	5,459.7	1,040.7
Private	2,259.4	282.1	999.1	121.3	3,258.5	403.4
Residential mortgage-backed securities	1,093.1	199.8	2,305.4	681.2	3,398.5	881.0
Commercial mortgage-backed securities	592.0	209.0	410.9	264.9	1,002.9	473.9
Collateralized debt obligations	151.0	100.8	122.6	139.9	273.6	240.7
Other asset-backed securities	333.8	43.2	228.7	63.8	562.5	107.0

Total fixed maturity securities	8,666.3	1,517.9	5,450.4	1,639.3	14,116.7	3,157.2
Equity securities	19.2	8.6	3.4	0.2	22.6	8.8

Total	$8,685.5	$1,526.5	$5,453.8	$1,639.5	$14,139.3	$3,166.0

Percentage of gross unrealized losses		48%		52%

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Credit Quality of Fixed Maturity Securities Available-For-Sale

		December 31, 2009		December 31, 2008
($ in millions)		Amortized Cost	Est. Fair Value	Amortized Cost	Est. Fair Value
NAIC Designation	Rating Agency Equivalent Designation
1	AAA/AA/A	$17,653.1	$17,571.5	$17,087.2	$15,612.2
2	BBB	7,150.6	7,285.7	6,633.9	5,821.6
3	BB	1,560.2	1,412.9	1,233.3	990.0
4	B	724.1	616.7	571.4	397.2
5	CCC and lower	268.9	201.0	190.5	148.2
6	In or near default	123.3	80.6	109.4	100.5

	Total fixed maturity securities	$27,480.2	$27,168.4	$25,825.7	$23,069.7

Mortgage Loans by Region and Property Type

($ in millions) December 31, 2009	Office	Warehouse	Retail	Apartment & Other	Total
Commercial mortgage loans on real estate:
New England	$98.3	$25.5	$55.3	$71.1	$250.2
Middle Atlantic	201.0	233.4	310.7	105.2	850.3
East North Central	97.6	195.7	521.0	398.0	1,212.3
West North Central	4.4	59.0	67.1	86.0	216.5
South Atlantic	121.1	424.7	685.1	304.1	1,535.0
East South Central	19.3	38.6	112.5	93.5	263.9
West South Central	24.4	156.2	164.9	298.3	643.8
Mountain	98.8	110.0	131.0	293.1	632.9
Pacific	300.4	342.9	400.8	257.4	1,301.5

Total current principal	$965.3	$1,586.0	$2,448.4	$1,906.7	$6,906.4

Valuation allowance					(77.4)

Total commercial mortgage loans on real estate					6,829.0

Total residential mortgage loans on real estate					256.9

Total mortgage loans on real estate, net					$7,085.9

December 31, 2008	Office	Warehouse	Retail	Apartment & Other	Total
New England	$134.9	$26.3	$74.6	$115.7	$351.5
Middle Atlantic	243.9	256.5	336.5	117.2	954.1
East North Central	106.2	214.8	563.7	520.1	1,404.8
West North Central	11.1	67.3	68.8	138.2	285.4
South Atlantic	135.7	476.6	730.9	466.7	1,809.9
East South Central	22.1	43.3	117.9	126.3	309.6
West South Central	40.0	167.7	185.2	232.3	625.2
Mountain	106.5	133.6	136.9	327.6	704.6
Pacific	331.0	411.3	417.6	343.8	1,503.7

Total current principal	$1,131.4	$1,797.4	$2,632.1	$2,387.9	$7,948.8

Valuation allowance					(42.4)
Unamortized premium					2.6
Fair value adjustment on mortgage loans held for sale					(48.4)
Cumulative change in fair value of hedged mortgage loans					27.6

Total mortgage loans on real estate, net					$7,888.2

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Deferred Policy Acquisition Costs

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Year Ended December 31, 2009
Balance, beginning of period	$1,883.0	$290.1	$1,734.8	$615.9	$4,523.8
Capitalization	307.1	31.8	174.1	-	513.0
Amortization	1.4	(44.5)	(158.1)	-	(201.2)
Adjustments to unrealized gains and losses on securities available-for-sale and other	(280.0)	(6.8)	19.2	(584.9)	(852.5)

Balance, end of period	$1,911.5	$270.6	$1,770.0	$31.0	$3,983.1

Year Ended December 31, 2008
Balance, beginning of period	$2,078.0	$292.9	$1,637.6	$87.1	$4,095.6
Capitalization	326.5	34.5	226.6	-	587.6
Amortization	(647.7)	(40.6)	(129.9)	-	(818.2)
Adjustments to unrealized gains and losses on securities available-for-sale and other	126.2	3.3	0.5	528.8	658.8

Balance, end of period	$1,883.0	$290.1	$1,734.8	$615.9	$4,523.8

Year Ended December 31, 2007
Balance, beginning of period	$1,945.0	$292.1	$1,530.5	$83.4	$3,851.0
Capitalization	398.6	36.1	196.6	-	631.3
Amortization	(287.1)	(27.4)	(93.1)	-	(407.6)
Adjustments to unrealized gains and losses on securities available-for-sale and other	21.5	(7.9)	3.6	3.7	20.9

Balance, end of period	$2,078.0	$292.9	$1,637.6	$87.1	$4,095.6

Year Ended December 31, 2006
Balance, beginning of period	$1,936.4	$294.5	$1,412.0	$42.5	$3,685.4
Capitalization	350.8	36.8	200.8	-	588.4
Amortization	(352.7)	(38.3)	(81.6)	-	(472.6)
Adjustments to unrealized gains and losses on securities available-for-sale and other	10.5	(0.9)	(0.7)	40.9	49.8

Balance, end of period	$1,945.0	$292.1	$1,530.5	$83.4	$3,851.0

Year Ended December 31, 2005
Balance, beginning of period	$2,094.6	$304.9	$1,314.2	$(152.6)	$3,561.1
Capitalization	250.7	37.2	201.1	-	489.0
Amortization	(329.3)	(47.4)	(102.7)	-	(479.4)
Adjustments to unrealized gains and losses on securities available-for-sale and other	(79.6)	(0.2)	(0.6)	195.1	114.7

Balance, end of period	$1,936.4	$294.5	$1,412.0	$42.5	$3,685.4

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Value of Business Acquired

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Year Ended December 31, 2009
Balance, beginning of period	$5.6	$11.8	$310.8	$5.8	$334.0
Amortization	(0.9)	(3.2)	(45.0)	(0.3)	(49.4)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	-	(8.6)	0.8	0.1	(7.7)

Balance, end of period	$4.7	$-	$266.6	$5.6	$276.9

Year Ended December 31, 2008
Balance, beginning of period	$13.5	$5.8	$329.5	$6.0	$354.8
Amortization	(7.8)	(1.3)	(22.1)	(0.3)	(31.5)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(0.1)	7.3	3.4	0.1	10.7

Balance, end of period	$5.6	$11.8	$310.8	$5.8	$334.0

Year Ended December 31, 2007
Balance, beginning of period	$14.1	$4.9	$367.5	$6.2	$392.7
Amortization	(5.3)	(2.2)	(39.3)	(0.2)	(47.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	4.7	3.1	1.3	-	9.1

Balance, end of period	$13.5	$5.8	$329.5	$6.0	$354.8

Year Ended December 31, 2006
Balance, beginning of period	$29.4	$15.7	$398.2	$6.4	$449.7
Amortization	(6.5)	(6.9)	(32.6)	-	(46.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(8.8)	(3.9)	1.9	(0.2)	(11.0)

Balance, end of period	$14.1	$4.9	$367.5	$6.2	$392.7

Year Ended December 31, 2005
Balance, beginning of period	$27.1	$16.5	$430.4	$6.4	$480.4
Amortization	(7.2)	(3.5)	(34.3)	-	(45.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	9.5	2.7	2.1	-	14.3

Balance, end of period	$29.4	$15.7	$398.2	$6.4	$449.7

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Variable Annuity Guaranteed Minimum Death Benefits

($ in millions)	December 31, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$6,588.4	$113.6	$99.5	$5,994.3	$472.3	$440.6
Reset	14,028.5	1,107.9	899.5	12,542.1	3,119.1	2,477.7
Ratchet	15,016.8	2,068.7	1,772.4	12,423.4	4,377.8	3,775.3
Roll-up	300.5	113.9	17.7	290.4	163.8	25.9
Combo	1,806.4	327.4	325.6	1,704.1	623.4	621.2

Subtotal	$37,740.6	3,731.5	3,114.7	$32,954.3	8,756.4	7,340.7

Earnings enhancement	$389.9	$19.6	$19.6	$333.5	$7.2	$7.2

Total		$3,751.1	$3,134.3		$8,763.6	$7,347.9

GAAP GMDB reserves			$67.0			$192.9
Statutory GMDB reserves			NA			$308.5

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$9,086.7	$23.4	$18.7	$9,243.7	$42.9	$33.9
Reset	18,055.4	120.7	62.1	17,752.7	177.3	49.3
Ratchet	15,931.7	224.4	133.3	13,651.6	195.2	31.7
Roll-up	492.2	61.7	8.4	568.1	87.7	11.3
Combo	2,555.5	48.0	47.0	2,588.7	30.1	28.9

Subtotal	$46,121.5	478.2	269.5	$43,804.8	533.2	155.1

Earnings enhancement	$519.2	$49.8	$49.8	$477.8	$41.1	$41.1

Total		$528.0	$319.3		$574.3	$196.2

GAAP GMDB reserves			$47.6			$29.6
Statutory GMDB reserves			$34.4			$27.3

	December 31, 2005
	Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net
Return of premium	$9,272.7	$83.3	$32.5
Reset	17,130.4	388.0	61.8
Ratchet	11,233.2	410.3	31.6
Roll-up	629.1	143.8	8.4
Combo	2,530.6	45.7	22.3

Subtotal	$40,796.0	1,071.1	156.6

Earnings enhancement	$418.5	$27.6	$27.6

Total		$1,098.7	$184.2

GAAP GMDB reserves			$27.2
Statutory GMDB reserves			$38.4

	Net Amount at Risk, Net of Reinsurance by Benefit Type and Age at December 31, 2009						Wghtd. Avg. Attained Age
GMDB Benefit Type	0 to 50	51 to 60	61 to 70	71 to 80	Over 81	Total
Return of premium	$22.2	$33.6	$29.8	$9.6	$4.3	$99.5	61
Reset	98.5	247.5	315.7	175.9	61.9	899.5	64
Ratchet	136.7	381.1	591.4	413.0	250.2	1,772.4	67
Roll-up	1.4	3.7	4.5	4.6	3.5	17.7	73
Combo	16.4	53.4	109.1	97.1	49.6	325.6	69

Subtotal	275.2	719.3	1,050.5	700.2	369.5	3,114.7	65

Earnings enhancement	1.8	4.6	8.3	4.9	-	19.6	64

Total	$277.0	$723.9	$1,058.8	$705.1	$369.5	$3,134.3	65

Definition of GMDB Benefit Types

Return of premium: provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” In general, there is no lock in age for this benefit, however for some contracts, the GMDB reverts to the account value at a specified age, typically age 75.

Reset: provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90 and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

Ratchet: provides the greater of a return of premium death benefit or the highest “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference being based on the definition of anniversary: monthaversary—evaluated monthly, annual—evaluated annually, and five-year—evaluated every fifth year. The majority of the business is an annual ratchet.

Rollup: provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86 and for others the GMDB reverts to the account value at age 75.

Combo: provides the greater of annual ratchet death benefit or the rollup death benefit. This benefit locks in at either age 81 or 86.

Earnings enhancement: provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit, one where the benefit expires at age 86 and a credit of 4% of account value is deposited into the contract and the second where the benefit doesn’t have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Variable Annuity Guaranteed Minimum Accumulation Benefits

($ in millions)	December 31, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$3,022.8	$171.5	$171.5	$2,867.6	$499.0	$499.0
7 Year	2,545.5	180.4	180.4	2,265.9	482.9	482.9
10 Year	754.8	39.5	39.5	677.9	132.2	132.2

Total	$6,323.1	$391.4	$391.4	$5,811.4	$1,114.1	$1,114.1

CPPLI included in totals	$5,324.7	$389.7	$389.7	$4,585.6	$1,061.2	$1,061.2

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$2,985.6	$4.6	$4.6	$2,131.1	$0.1	$0.1
7 Year	2,644.1	6.2	6.2	1,865.7	0.1	0.1
10 Year	927.3	1.3	1.3	784.0	-	-

Total	$6,557.0	$12.1	$12.1	$4,780.8	$0.2	$0.2

CPPLI included in totals	$4,772.4	$12.1	$12.1	$2,946.4	$0.2	$0.2

	December 31, 2005
	Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net

5 Year	$1,041.8	$0.5	$0.5
7 Year	1,103.5	0.2	0.2
10 Year	595.5	0.1	0.1

Total	$2,740.8	$0.8	$0.8

CPPLI included in totals	$939.1	$0.6	$0.6

Individual Variable Annuity Guaranteed Minimum Income Benefits

($ in millions)	December 31, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$258.3	$1.0	$0.3	$244.7	$14.1	$5.6
Roll-up	672.2	9.6	0.4	659.5	22.3	1.3
Combo	0.2	-	-	0.1	-	-

Total	$930.7	$10.6	$0.7	$904.3	$36.4	$6.9

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$425.2	$0.1	$-	$450.6	$0.2	$-
Roll-up	1,119.9	1.8	-	1,187.1	3.3	-
Combo	0.3	-	-	0.5	-	-

Total	$1,545.4	$1.9	$-	$1,638.2	$3.5	$-

	December 31, 2005
	Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net

Ratchet	$444.7	$0.3	$-
Roll-up	1,189.3	5.0	-
Combo	0.5	-	-

Total	$1,634.5	$5.3	$-

Definition of Benefit Types

5 Year, 7 Year, 10 Year: the waiting period required to receive the guaranteed accumulation benefit.

Ratchet: provides an annuitization value equal to the greater of account value, net premiums paid or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

Rollup: provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

Combo: provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.

CPPLI: Capital Preservation Plus Lifetime Income is a living benefit rider that combines a GMAB feature in its first five to 10 years with a lifetime withdrawal benefit which begins upon the maturity of the GMAB and extends for the duration of the insured’s life.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Variable Annuity Guaranteed Lifetime Withdrawal Benefits

($ in millions)	December 31, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GLWB Benefit Type		Gross	Net		Gross	Net
L.INC	$7,286.4	$67.3	$67.3	$3,320.8	$571.5	$571.5
Portfolio Income Insurance (1)	20.7	-	-	-	-	-

Total	$7,307.1	$67.3	$67.3	$3,320.8	$571.5	$571.5

(1) Funds for the Portfolio Income Insurance product are not managed by Nationwide Financial.

	December 31, 2007			December 31, 2006
	Account	Net Amount at Risk		Account	Net Amount at Risk
GLWB Benefit Type	Values	Gross	Net	Values	Gross	Net
L.INC	$2,865.8	$-	$-	$993.8	$-	$-

Total	$2,865.8	$-	$-	$993.8	$-	$-

Individual Variable Annuity Guaranteed Minimum Death Benefit Reserve Activity

($ in millions)	Q4’08	Q1’09	Q2’09	Q3’09	Q4’09
Balance, beginning of period	$95.3	$192.9	$261.3	$148.6	$78.9

Expense provision & True Up	138.7	102.9	(78.4)	(43.0)	6.6
Net claims paid	(41.1)	(34.5)	(34.3)	(26.7)	(18.5)

Balance, end of period	$192.9	$261.3	$148.6	$78.9	$67.0

Individual Fixed Annuity and Fixed Option of Variable Annuity Summary of Crediting Rate Detail as of December 31, 2009

	Ratchet		Reset
($ in millions)	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$-	-	$840.8	3.64%
Minimum interest rate of 3.00% to 3.49%	1,011.6	4.05%	2,472.1	3.09%
Minimum interest rate lower than 3.00%	1,042.7	3.65%	1,208.4	3.51%
MVA with no minimum interest rate guarantee	-	-	-	-

Total	$2,054.3	3.85%	$4,521.3	3.30%

	MVA & Other		Total
	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$-	-	840.8	3.64%
Minimum interest rate of 3.00% to 3.49%	-	-	3,483.7	3.37%
Minimum interest rate lower than 3.00%	231.9	2.61%	2,483.0	3.49%
MVA with no minimum interest rate guarantee	1,434.1	2.91%	1,434.1	2.91%

Total	$1,666.0	2.86%	$8,241.6	3.35%

Definition of Benefit Types

L.INC: Lifetime Income is a living benefit rider that provides a lifetime withdrawal benefit to the insured.

    The withdrawal percent is based on the insured’s age at the time of the first withdrawal.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Historical Financial Highlights

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Individual investments	$1,528.2	$1,526.6	$1,469.8	$1,385.4	$1,125.1
Retirement plans	1,045.2	1,115.6	1,146.2	1,091.3	1,075.0
Individual protection	1,321.1	1,321.0	1,349.7	1,405.2	1,425.7
Corporate and other	503.5	599.9	716.0	382.5	417.9

Total operating revenues	$4,398.0	$4,563.1	$4,681.7	$4,264.4	$4,043.7

Net realized investment gains/(losses) (1)	18.2	(0.6)	(152.8)	(1,556.8)	40.8

Total revenues	$4,416.2	$4,562.5	$4,528.9	$2,707.6	$4,084.5

Pre-tax Operating Earnings (Loss)
Individual investments	$250.7	$223.1	$300.7	$(220.2)	$304.2
Retirement plans	191.3	221.2	252.6	202.2	182.9
Individual protection	266.1	280.8	299.8	256.5	195.5
Corporate and other	54.9	65.1	74.6	(188.8)	(16.2)

Pre-tax operating earnings	$763.0	$790.2	$927.7	$49.7	$666.4
Federal income tax expense	135.1	69.0	235.2	(35.9)	152.3

Net operating earnings	$627.9	$721.2	$692.5	$85.6	$514.1

Net realized investment gains/(losses), net of taxes (2)	11.1	5.9	(82.8)	(921.4)	(163.8)

Discontinued operations, net of taxes	(28.6)	(3.1)	23.1	(13.2)	-

Cumulative effect of adoption of accounting principles, net of taxes	-	-	(6.0)	-	-

Net income (loss)	$610.4	$724.0	$626.8	$(849.0)	$350.3

New and Renewal Production Premiums and Deposits by Channel
Non-affiliated
Independent broker/dealers	$5,266.0	$5,758.2	$6,354.7	$5,556.3	$5,068.5
Financial institutions	1,808.0	2,295.1	2,501.2	2,385.6	2,255.2
Wirehouse and regional firms	1,912.5	2,433.6	2,879.0	2,399.4	2,266.2
Pension plan administrators	469.0	532.8	507.7	459.1	384.2
Life specialists	382.4	580.6	329.6	353.6	366.5
Affiliated
Nationwide Retirement Solutions	3,914.7	4,050.2	4,299.9	4,509.9	4,260.4
Nationwide Financial Network	1,415.8	1,486.5	1,468.9	1,257.5	1,045.3
Mullin TBG	275.4	226.1	223.2	191.5	-

Total	$15,443.8	$17,363.1	$18,564.2	$17,112.9	$15,646.3

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations).

(2)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Historical Financial Highlights

($ in millions)	2005	2006	2007	2008	2009
Balance Sheet Data
Total assets	$116,361.2	$119,531.1	$119,207.1	$94,472.6	$102,513.2

Customer funds managed and administered	$145,484.8	$156,909.9	$162,365.4	$126,925.8	$146,520.4

Total equity
Including AOCI and NCI	$5,829.9	$6,069.7	$5,792.2	$3,474.8	$5,162.8
AOCI	100.7	31.9	(81.5)	(1,370.8)	(234.4)
NCI	442.3	447.0	467.6	416.6	350.6

Excluding AOCI and NCI	$5,286.9	$5,590.8	$5,406.1	$4,429.0	$5,046.6

Net operating return on average equity excluding AOCI and NCI	12.4%	13.2%	12.5%	1.7%	10.9%

Adjusted net operating return on average equity excluding AOCI and NCI (1)	11.7%	11.3%	12.5%	1.7%	10.9%

Statutory capital and surplus	$3,262.1	$3,336.6	$3,175.1	$2,749.9	$3,129.6

(1)	2005 return adjusted for $37.9 million impact of one-time tax adjustments associated with separate account dividend received deductions.
2006 return adjusted for $113.1 million of released tax reserves and associated tax-related adjustments relating to prior tax years.

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Historical Consolidated Earnings Trends

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Asset fees	$639.9	$691.2	$773.2	$677.1	$561.7
Cost of insurance charges	388.5	402.0	420.5	449.7	470.4
Administrative fees	114.9	139.1	119.4	140.4	156.9
Surrender fees	98.2	83.7	70.8	73.3	59.4

Total policy charges	1,241.5	1,316.0	1,383.9	1,340.5	1,248.4

Premiums	399.9	441.5	432.7	417.7	488.8
Net investment income	2,344.1	2,300.2	2,276.7	1,971.3	2,015.1
Operating realized gains (losses)	2.6	9.7	(12.4)	6.9	(157.7)
Other income	409.9	495.7	600.8	528.0	449.1

Total operating revenues	4,398.0	4,563.1	4,681.7	4,264.4	4,043.7

Benefits
Interest credited to policyholder accounts	1,380.9	1,381.5	1,342.0	1,210.8	1,138.6
Life insurance and annuity benefits	574.9	646.8	682.9	887.2	797.0
Policyholder dividends	107.3	90.7	83.1	93.1	87.0

Total benefits	2,063.1	2,119.0	2,108.0	2,191.1	2,022.6

Expenses
Commissions	557.5	658.3	738.8	674.5	591.4
General operating expenses	847.9	959.0	959.9	980.0	907.9
Debt extinguishment costs	21.7	-	10.2	-	-
Deferral of policy acquisition costs	(489.0)	(588.4)	(631.3)	(587.6)	(513.0)

Subtotal	938.1	1,028.9	1,077.6	1,066.9	986.3

Amortization of policy acquisition costs	479.4	472.6	407.6	818.2	201.2
Amortization of VOBA and other intangible assets	46.8	49.3	50.2	32.9	64.2
Interest expense	107.6	103.1	110.6	105.6	103.0

Total expenses	1,571.9	1,653.9	1,646.0	2,023.6	1,354.7

Pre-tax operating earnings	$763.0	$790.2	$927.7	$49.7	$666.4

Federal income tax expense	135.1	69.0	235.2	(35.9)	152.3

Net operating earnings	$627.9	$721.2	$692.5	$85.6	$514.1

Net realized investment gains/(losses), net of taxes (1)
Realized gains/(losses) on sales, net of hedging	43.8	17.1	8.5	(22.4)	48.0
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	(26.9)	(11.0)	(76.1)	(745.2)	(373.5)
Credit default swaps	(4.8)	(0.8)	(3.9)	(4.5)	3.2
Derivatives, excluding hedging gains and losses on sales and credit default swaps	0.8	(0.4)	(10.4)	(174.6)	161.2
Amounts credited to policyholder dividend obligation	(3.3)	-	(1.7)	24.7	(2.7)
Adjustment to VOBA amortization	1.5	1.0	0.8	0.6	-

Subtotal	11.1	5.9	(82.8)	(921.4)	(163.8)

Discontinued operations, net of taxes	(28.6)	(3.1)	23.1	(13.2)	-

Cumulative effect of adoption of accounting principles, net of taxes	-	-	(6.0)	-	-

Net income (loss)	$610.4	$724.0	$626.8	$(849.0)	$350.3

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Historical Consolidated Balance Sheet

($ in millions)	2005	2006	2007	2008	2009
Assets
Investments
Securities available-for-sale at fair value:
Fixed maturity securities	$30,106.0	$28,160.0	$27,189.2	$23,069.7	$27,168.4
Equity securities	75.6	67.6	124.2	60.7	67.1
Trading assets	34.4	24.3	37.7	66.1	35.8
Mortgage loans on real estate, net	9,148.6	8,909.8	8,316.1	7,888.2	7,085.9
Real estate	108.7	59.1	21.8	16.5	8.9
Policy loans	930.6	966.9	1,018.3	1,095.6	1,050.4
Other long-term investments	691.9	856.0	1,187.2	968.1	857.4
Short-term investments	2,073.2	2,215.6	1,173.6	3,055.0	1,161.4

Total investments	43,169.0	41,259.3	39,068.1	36,219.9	37,435.3

Cash	49.5	84.1	73.6	165.5	119.9
Accrued investment income	396.3	373.8	368.4	352.1	415.2
Deferred policy acquisition costs	3,685.4	3,851.0	4,095.6	4,523.8	3,983.1
Value of business acquired	449.7	392.7	354.8	334.0	276.9
Other intangible assets	45.6	47.6	44.3	17.1	2.2
Goodwill	364.5	359.0	301.2	246.5	246.5
Other assets	2,237.4	2,468.9	2,046.1	3,773.0	2,188.3
Separate account assets	65,963.8	70,694.7	72,855.0	48,840.7	57,845.8

Total assets	$116,361.2	$119,531.1	$119,207.1	$94,472.6	$102,513.2

Liabilities and equity
Future policy benefits and claims	$39,748.1	$38,097.8	$35,441.5	$35,720.0	$33,150.7
Short-term debt	252.3	85.2	309.3	295.7	$327.0
Long-term debt	1,398.0	1,398.5	1,565.1	1,725.9	$1,727.0
Other liabilities	3,169.1	3,185.2	3,244.0	4,415.5	$4,299.9
Separate account liabilities	65,963.8	70,694.7	72,855.0	48,840.7	$57,845.8

	110,531.3	113,461.4	113,414.9	90,997.8	97,350.4

Total equity	5,829.9	6,069.7	5,792.2	3,474.8	5,162.8

Total liabilities and equity	$116,361.2	$119,531.1	$119,207.1	$94,472.6	$102,513.2

Capital Structure

($ in millions)	2005	2006	2007	2008	2009

Total capital, including AOCI and NCI	$7,227.9	$7,468.2	$7,357.3	$5,200.7	$6,889.8
Less NCI	442.3	447.0	467.6	416.6	350.6

Total capital, excluding NCI	$6,785.6	$7,021.2	$6,889.7	$4,784.1	$6,539.2

Leverage, excluding NCI
Long-term debt—to—total capital	20.6%	19.9%	22.7%	36.1%	26.4%

Ratio of pre-tax operating earnings before interest expense to interest expense	8.1X	8.7X	9.4X	1.5X	7.5X

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Investments

Historical Earnings Trends

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Asset fees	$461.9	$511.4	$587.6	$525.7	$440.8
Administrative fees	16.2	20.4	27.1	33.7	49.5
Surrender fees	62.1	56.6	47.9	43.5	31.6

Total policy charges	540.2	588.4	662.6	602.9	521.9

Net Investment Income
General account assets	895.9	806.3	671.8	541.2	590.4
Charge for invested capital	(26.0)	(25.2)	(28.9)	(10.8)	(28.4)

Total net investment income	869.9	781.1	642.9	530.4	562.0

Premiums	102.9	142.5	133.3	120.2	191.2
Operating realized gains	-	-	-	106.9	(168.2)
Other income	15.2	14.6	31.0	25.0	18.2

Total operating revenues	1,528.2	1,526.6	1,469.8	1,385.4	1,125.1

Benefits
Interest credited to policyholder accounts	589.1	528.3	444.3	379.1	393.6
Immediate annuity benefits	89.2	126.9	119.6	114.0	176.1
Policy benefits	66.2	75.5	113.9	264.5	71.2

Total benefits	744.5	730.7	677.8	757.6	640.9

Expenses
Commissions	257.5	340.5	398.1	339.5	309.2
General operating expenses	189.7	223.9	199.4	179.5	178.4
Deferral of policy acquisition costs	(250.7)	(350.8)	(398.6)	(326.5)	(307.1)

Subtotal	196.5	213.6	198.9	192.5	180.5

Amortization of policy acquisition costs	329.3	352.7	287.1	647.7	(1.4)
Amortization of VOBA and other intangible assets	7.2	6.5	5.3	7.8	0.9

Total expenses	533.0	572.8	491.3	848.0	180.0

Pre-tax operating earnings (loss)	$250.7	$223.1	$300.7	$(220.2)	$304.2

Key Ratios/Statistics
Average Account Values:
General account	$15,966.7	$14,041.3	$11,814.2	$10,576.8	$11,195.9
Separate account	35,600.5	37,223.3	41,366.0	36,238.6	29,803.9
Advisory services program	309.3	508.1	634.9	443.4	16.5

Total average individual investment account values	$51,876.5	$51,772.7	$53,815.1	$47,258.8	$41,016.3

Earned rate	5.61%	5.74%	5.69%	5.12%	5.28%
Credited rate	3.69%	3.76%	3.76%	3.58%	3.52%

Interest spread on average general account values	1.92%	1.98%	1.93%	1.54%	1.76%
Income from mortgage loan prepayments and bond call premiums	0.21%	0.15%	0.15%	0.04%	0.03%

Base interest spread on average general account values	1.71%	1.83%	1.78%	1.50%	1.73%

Total asset fees to average separate account values	1.30%	1.37%	1.42%	1.45%	1.48%

General operating expenses to average account values	0.37%	0.43%	0.37%	0.38%	0.43%

Pre-tax operating earnings (loss) to average account values	0.48%	0.43%	0.56%	(0.47%)	0.74%

Pre-tax operating earnings (loss) to operating revenues	16.4%	14.6%	20.5%	(15.9%)	27.0%

Average allocated capital	$1,671.0	$1,499.3	$1,420.5	$1,328.7	$1,321.2

Return on average allocated capital	13.5%	12.3%	16.7%	(8.8%)	17.8%

    Note: The results of operations of Nationwide Financial Services (Bermuda), Ltd. are reflected as discontinued operations for 2005.

Individual Investments

Account Value Activity

($ in millions)	2005	2006	2007	2008	2009
Individual Variable Annuities Balance, beginning of period	$41,481.9	$40,796.0	$43,804.8	$46,121.5	$32,954.3
Deposits	3,661.2	5,034.9	5,984.7	4,557.8	4,161.7
Withdrawals and surrenders	(5,574.2)	(6,133.3)	(6,783.9)	(6,191.2)	(4,158.1)

Net flows	(1,913.0)	(1,098.4)	(799.2)	(1,633.4)	3.6
Investment performance/interest credited to policyholder accounts	2,922.1	4,742.3	3,739.9	(12,782.7)	6,711.0
Policy charges	(543.4)	(576.2)	(653.3)	(597.6)	(518.1)
Benefits and other	9.0	(58.9)	29.3	1,846.5	(1,410.2)
Acquisitions/(terminations), net	(1,160.6)	-	-	-	-

Balance, end of period	$40,796.0	$43,804.8	$46,121.5	$32,954.3	$37,740.6

Individual Fixed Annuities Balance, beginning of period	$8,902.5	$8,041.8	$6,536.1	$4,717.3	$4,406.9
Deposits	160.9	178.2	192.3	621.2	473.8
Withdrawals and surrenders	(1,044.0)	(1,893.8)	(2,203.6)	(1,083.6)	(615.5)

Net flows	(883.1)	(1,715.6)	(2,011.3)	(462.4)	(141.7)
Policyholder interest credited	327.7	284.4	207.3	151.8	166.7
Policy charges	(11.4)	(10.6)	(7.3)	(3.7)	(2.2)
Benefits and other	(4.3)	(63.9)	(7.5)	3.9	(1.0)
Acquisitions/(terminations), net	(289.6)	-	-	-	-

Balance, end of period	$8,041.8	$6,536.1	$4,717.3	$4,406.9	$4,428.7

Income Products	$1,978.3	$2,025.6	$2,101.0	$2,107.4	$2,241.5
Advisory Services Program	$411.5	$597.1	$647.2	$82.6	$-

Total individual investment account values	$51,227.6	$52,963.6	$53,587.0	$39,551.2	$44,410.8

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Investments

Account Values by Product

($ in millions)	2005	2006	2007	2008	2009
Individual Variable Annuities
BEST of AMERICA products	$32,937.0	$36,106.8	$38,371.2	$27,934.2	$31,976.2
Private label annuities	7,398.9	7,319.7	7,438.1	4,860.4	5,607.8
Nationwide Financial Network and other	460.1	378.3	312.2	159.7	156.6

Total individual variable annuities	$40,796.0	$43,804.8	$46,121.5	$32,954.3	$37,740.6

Individual Fixed Annuities	$8,041.8	$6,536.1	$4,717.3	$4,406.9	$4,428.7
Income Products	$1,978.3	$2,025.6	$2,101.0	$2,107.4	$2,241.5
Advisory Services Program	$411.5	$597.1	$647.2	$82.6	$-

Total individual investment account values	$51,227.6	$52,963.6	$53,587.0	$39,551.2	$44,410.8

Individual Investments New and Renewal Production Premiums and Deposits by Product
($ in millions)	2005	2006	2007	2008	2009
Individual Variable Annuities
BEST of AMERICA products	$3,135.5	$4,390.9	$5,169.0	$3,791.8	$3,636.7
Private label annuities	346.6	356.6	434.6	417.3	314.0
Nationwide Financial Network and other	4.7	3.6	2.8	1.9	0.5

Total individual variable annuities	$3,486.8	$4,751.1	$5,606.4	$4,211.0	$3,951.2

Individual Fixed Annuities	$194.4	$186.5	$156.3	$603.0	$469.2
Income Products	$196.7	$230.7	$216.7	$198.3	$285.7
Portfolio Income Insurance	$-	$-	$-	$-	$17.2
Advisory Services Program	$231.3	$222.8	$147.2	$54.0	$-

Total new and renewal production premiums and deposits	$4,109.2	$5,391.1	$6,126.6	$5,066.3	$4,723.3

Individual Investments New and Renewal Production Premiums and Deposits by Channel
($ in millions)	2005	2006	2007	2008	2009
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$1,304.3	$1,606.5	$1,843.9	$1,437.1	$1,411.9
Wirehouse and regional firms	821.9	1,171.8	1,558.0	1,156.6	1,057.2
Financial institutions	1,031.5	1,558.8	1,788.4	1,341.9	1,323.4
Life specialists	0.3	0.8	0.1	-	-
Affiliated
Nationwide Financial Network	328.8	413.2	416.0	275.4	158.7

Total individual variable annuities	$3,486.8	$4,751.1	$5,606.4	$4,211.0	$3,951.2

Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$7.0	$13.4	$20.7	$74.7	$39.9
Wirehouse and regional firms	8.2	9.8	10.9	51.4	43.6
Financial institutions	129.4	72.4	55.0	369.9	296.8
Affiliated
Nationwide Financial Network	49.8	90.9	69.7	107.0	88.9

Total individual fixed annuities	$194.4	$186.5	$156.3	$603.0	$469.2

Income Products
Non-affiliated
Independent broker/dealers	$76.9	$98.1	$101.8	$91.2	$120.7
Wirehouse and regional firms	63.4	84.7	68.4	64.9	104.0
Financial institutions	29.2	30.7	30.3	27.0	46.2
Affiliated
Nationwide Financial Network	27.2	17.2	16.2	15.2	14.8

Total income products	$196.7	$230.7	$216.7	$198.3	$285.7

Portfolio Income Insurance
Non-affiliated
Wirehouse and regional firms	-	-	-	-	17.2

Total portfolio income insurance	$-	$-	$-	$-	$17.2

Advisory Services Program
Non-affiliated
Independent broker/dealers	$205.3	$180.5	$98.6	$39.6	$-
Financial institutions	8.1	15.5	11.6	4.2	-
Affiliated
Nationwide Financial Network	17.9	26.8	37.0	10.2	-

Total advisory services program	$231.3	$222.8	$147.2	$54.0	$-

Total new and renewal production premiums and deposits	$4,109.2	$5,391.1	$6,126.6	$5,066.3	$4,723.3

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Variable Annuity Deferred Acquisition Costs

($ in millions)

	December 31, 2009
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$4,317.8	$263.1
2	3,887.1	204.7
3	4,183.5	228.0
4	3,581.5	143.3
5	2,322.7	117.7
6	2,374.6	118.2
7	2,790.5	116.1
8	2,636.8	100.6
9	2,382.7	107.0
10	1,932.4	101.7
11-15	5,300.9	279.3
16-20	1,689.6	80.1
21+	340.5	5.3

Total:	$37,740.6	$1,865.1	12.1%

	December 31, 2007
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$5,368.6	$290.5
2	4,762.3	189.8
3	3,177.3	160.6
4	3,598.2	173.8
5	4,310.5	178.7
6	4,363.6	154.0
7	4,593.7	163.6
8	3,533.0	140.7
9	2,309.3	97.3
10	2,164.7	89.6
11-15	6,371.0	294.7
16-20	1,247.3	51.0
21+	322.0	3.4

Total:	$46,121.5	$1,987.7	14.9%

	December 31, 2005
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$3,000.3	$200.6
2	3,521.0	212.8
3	4,361.5	224.6
4	4,519.7	199.0
5	4,752.0	210.0
6	4,662.3	189.1
7	3,569.7	128.5
8	3,006.1	96.8
9	2,169.5	84.9
10	2,029.1	75.5
11-15	4,386.3	168.0
16-20	512.5	19.4
21+	306.0	2.2

Total:	$40,796.0	$1,811.4	13.5%

December 31, 2008
Account Values	DAC Balance	Annualized Lapse Rate
$3,551.5	$285.5
3,868.7	317.3
3,363.7	195.0
2,320.8	139.5
2,465.6	130.8
2,812.8	119.7
2,893.3	103.6
2,512.9	103.7
1,902.7	88.5
1,338.3	64.8
4,507.0	222.3
1,159.0	50.3
258.0	2.6

$32,954.3	$1,823.6	15.4%

December 31, 2006
Account Values	DAC Balance	Annualized Lapse Rate
$4,633.0	$285.2
3,194.1	174.3
3,639.6	186.5
4,425.8	191.2
4,584.6	165.4
4,697.1	169.4
4,599.3	153.3
2,862.0	97.0
2,514.9	89.7
1,934.5	84.0
5,635.7	233.9
783.7	30.1
300.5	2.3

$43,804.8	$1,862.3	14.6%

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Retirement Plans

Historical Earnings Trends

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Asset fees	$137.8	$134.0	$132.5	$103.6	$82.8
Administrative fees	8.7	36.0	11.8	14.5	8.9
Surrender fees	8.2	4.5	3.0	1.8	1.1

Total policy charges	154.7	174.5	147.3	119.9	92.8

Net investment income	661.4	652.2	655.2	650.8	679.0
Other income	229.1	288.9	343.7	320.6	303.2

Total operating revenues	1,045.2	1,115.6	1,146.2	1,091.3	1,075.0

Benefits
Interest credited to policyholder accounts	455.0	451.6	443.3	435.9	432.5

Total benefits	455.0	451.6	443.3	435.9	432.5

Expenses
Commissions	133.3	151.6	171.0	157.0	139.8
General operating expenses	251.7	282.3	285.3	288.5	297.9
Deferral of policy acquisition costs	(37.2)	(36.8)	(36.1)	(34.5)	(31.8)

Subtotal	347.8	397.1	420.2	411.0	405.9

Amortization of policy acquisition costs	47.4	38.3	27.4	40.6	44.5
Amortization of VOBA and other intangible assets	3.7	7.4	2.7	1.6	9.2

Total expenses	398.9	442.8	450.3	453.2	459.6

Pre-tax operating earnings	$191.3	$221.2	$252.6	$202.2	$182.9

Key Ratios/Statistics
Average Account Values:
General account	$10,881.2	$11,093.0	$11,135.3	$11,202.4	$11,696.1
Separate account	19,792.0	18,512.4	17,723.6	13,993.9	11,255.0
Non insurance assets	12,500.3	16,515.0	20,747.9	19,759.9	18,020.2
Administration only	24,289.9	25,904.7	29,844.5	28,652.1	27,504.5

Total average retirement plan account values	$67,463.4	$72,025.1	$79,451.3	$73,608.3	$68,475.8

Earned rate	6.08%	5.88%	5.88%	5.81%	5.81%
Credited rate	4.18%	4.07%	3.98%	3.89%	3.70%

Interest spread on average general account values	1.90%	1.81%	1.90%	1.92%	2.11%
Income from mortgage loan prepayments and bond call premiums	0.20%	0.09%	0.11%	0.07%	0.03%

Base interest spread on average general account values	1.70%	1.72%	1.79%	1.85%	2.08%

Total asset fees to average separate account values	0.70%	0.72%	0.75%	0.74%	0.74%

General operating expenses to average account values	0.37%	0.39%	0.36%	0.39%	0.44%

Pre-tax operating earnings to average account values	0.28%	0.31%	0.32%	0.27%	0.27%

Pre-tax operating earnings to operating revenues	18.3%	19.8%	22.0%	18.5%	17.0%

Average allocated capital	$773.9	$815.1	$770.4	$763.3	$742.3

Return on average allocated capital	20.7%	19.8%	23.4%	18.4%	17.8%

Note: The results of operations of The 401(k) Company are reflected as discontinued operations for 2007 and all prior years.

Retirement Plans Account Value Activity
($ in millions)	2005	2006	2007	2008	2009
Private Sector Pension Plans
Balance, beginning of period	$26,503.1	$29,758.8	$32,645.3	$32,286.5	$23,647.2

New deposits/other	6,104.9	6,203.8	6,629.9	6,000.8	5,346.3
Participant withdrawals and surrenders	(4,721.0)	(5,266.4)	(5,803.0)	(5,380.2)	(5,149.1)

Net flows	1,383.9	937.4	826.9	620.6	197.2
Investment performance/interest credited to policyholder accounts	2,083.3	3,654.9	2,497.5	(8,961.6)	5,480.2
Policy charges and other	(211.5)	(226.9)	(265.5)	(227.1)	(206.4)
Net, case acquisitions/(terminations)	-	(1,478.9)	(3,417.7)	(71.2)	(13.8)

Balance, end of period	$29,758.8	$32,645.3	$32,286.5	$23,647.2	$29,104.4

Public Sector Pension Plans
Balance, beginning of period	$38,925.2	$40,092.0	$43,951.8	$48,260.1	$39,150.9

New deposits/other	3,881.6	4,018.4	4,268.1	4,480.0	4,237.5
Participant withdrawals and surrenders	(2,638.9)	(2,412.8)	(3,057.8)	(3,256.5)	(2,553.8)

Net flows	1,242.7	1,605.6	1,210.3	1,223.5	1,683.7
Investment performance/interest credited	2,577.1	3,802.9	3,648.4	(10,057.8)	6,589.2
Policy charges and other	(69.4)	(94.8)	(82.3)	(70.4)	(71.8)
Net, case acquisitions/(terminations)	(2,583.6)	(1,453.9)	(468.1)	(204.5)	89.4

Balance, end of period	$40,092.0	$43,951.8	$48,260.1	$39,150.9	$47,441.4

Total retirement plan account values	$69,850.8	$76,597.1	$80,546.6	$62,798.1	$76,545.8

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Retirement Plans

Account Values by Product

($ in millions)	2005	2006	2007	2008	2009
Private Sector Pension Plans
BEST of AMERICA annuity products	$7,791.9	$7,557.1	$7,178.6	$4,543.5	$4,819.3
BEST of AMERICA trust products	14,479.5	18,834.1	21,814.6	15,920.8	21,085.2

Subtotal BEST of AMERICA	22,271.4	26,391.2	28,993.2	20,464.3	25,904.5

Nationwide Financial Network products	1,378.4	1,268.2	1,014.5	778.5	831.6
Nationwide employee and agent benefit plans	5,504.2	4,435.6	1,795.4	1,954.4	1,969.8
Other	604.8	550.3	483.4	450.0	398.5

Total private sector pension plans	$29,758.8	$32,645.3	$32,286.5	$23,647.2	$29,104.4

Public Sector Pension Plans
IRC Section 457 annuities	$15,790.2	$15,979.5	$17,096.3	$14,396.6	$16,113.5
Administration only agreements	24,301.8	27,972.3	31,163.8	24,754.3	31,327.9

Total public sector pension plans	$40,092.0	$43,951.8	$48,260.1	$39,150.9	$47,441.4

Total retirement plan account values	$69,850.8	$76,597.1	$80,546.6	$62,798.1	$76,545.8

Retirement Plans New and Renewal Production Premiums and Deposits by Product

($ in millions)	2005	2006	2007	2008	2009
Private Sector Pension Plans
BEST of AMERICA annuity products	$1,371.1	$1,230.2	$1,064.7	$863.0	$717.9
BEST of AMERICA trust products	3,974.9	4,504.0	5,126.3	4,710.6	4,284.0

Subtotal BEST of AMERICA	5,346.0	5,734.2	6,191.0	5,573.6	5,001.9
Other	281.7	257.6	232.1	287.8	174.1

Total private sector pension plans	$5,627.7	$5,991.8	$6,423.1	$5,861.4	$5,176.0

Public Sector Pension Plans
IRC Section 457 annuities	$1,544.8	$1,533.3	$1,548.5	$1,771.8	$1,596.7
Administration only agreements	2,336.9	2,484.9	2,719.6	2,706.7	2,640.9

Total public sector pension plans	$3,881.7	$4,018.2	$4,268.1	$4,478.5	$4,237.6

Total new and renewal production premiums and deposits	$9,509.4	$10,010.0	$10,691.2	$10,339.9	$9,413.6

Retirement Plans New and Renewal Production Premiums and Deposits by Channel

($ in millions)	2005	2006	2007	2008	2009
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$3,412.0	$3,594.0	$4,011.0	$3,611.6	$3,211.4
Wirehouse and regional firms	953.7	1,104.7	1,162.0	1,055.4	965.0
Financial institutions	551.2	559.8	546.9	578.6	491.0
Pension plan administrators	469.0	532.8	507.7	459.1	384.2
Affiliated
Nationwide Retirement Solutions	33.0	32.0	31.8	31.4	22.8
Nationwide Financial Network	208.8	168.5	163.7	125.3	101.6

Total private sector pension plans	$5,627.7	$5,991.8	$6,423.1	$5,861.4	$5,176.0

Public Sector Pension Plans
Nationwide Retirement Solutions	$3,881.7	$4,018.2	$4,268.1	$4,478.5	$4,237.6

Total new and renewal production premiums and deposits	$9,509.4	$10,010.0	$10,691.2	$10,339.9	$9,413.6

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Protection

Historical Earnings Trends

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Asset fees	$40.2	$45.8	$53.1	$47.8	$38.1
Cost of insurance charges	388.5	402.0	420.5	449.7	470.4
Administrative fees	90.0	82.7	80.5	92.2	98.5
Surrender fees	27.9	22.6	19.9	28.0	26.7

Total policy charges	546.6	553.1	574.0	617.7	633.7

Net Investment Income
General account assets	492.7	484.5	489.4	499.7	502.8
Charge for invested capital	(17.6)	(16.4)	(17.1)	(12.9)	(10.1)

Total net investment income	475.1	468.1	472.3	486.8	492.7

Premiums	297.0	299.0	299.4	297.5	297.6
Other income	2.4	0.8	4.0	3.2	1.7

Total operating revenues	1,321.1	1,321.0	1,349.7	1,405.2	1,425.7

Benefits
Interest credited to policyholder accounts	190.7	191.7	192.0	196.1	200.8
Life benefits	419.5	444.4	449.4	508.7	549.7
Policyholder dividends	107.3	90.7	83.1	93.1	87.0

Total benefits	717.5	726.8	724.5	797.9	837.5

Expenses
Commissions	140.2	137.8	140.8	162.6	131.7
General operating expenses	260.4	261.0	247.7	262.8	232.0
Deferral of policy acquisition costs	(201.1)	(200.8)	(196.6)	(226.6)	(174.1)

Subtotal	199.5	198.0	191.9	198.8	189.6

Amortization of policy acquisition costs	102.7	81.6	93.1	129.9	158.1
Amortization of VOBA and other intangible assets	35.3	33.8	40.4	22.1	45.0

Total expenses	337.5	313.4	325.4	350.8	392.7

Pre-tax operating earnings	$266.1	$280.8	$299.8	$256.5	$195.5

Key Ratios/Statistics
General operating expenses to operating revenues	19.7%	19.8%	18.4%	18.7%	16.3%
Pre-tax operating earnings to operating revenues	20.1%	21.3%	22.2%	18.3%	13.7%
Average allocated capital	$1,788.9	$1,849.2	$1,965.2	$2,036.9	$1,954.5
Return on average allocated capital	10.5%	10.5%	10.6%	8.6%	7.2%

Note:           The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005.

Individual Protection Policy Reserves
($ in millions)	2005	2006	2007	2008	2009
Individual investment life	$5,329.5	$5,842.5	$6,298.2	$4,159.4	$4,825.3
Corporate investment life - excluding experience rated BOLI	5,613.8	6,600.9	7,192.9	7,472.7	7,391.0
Corporate investment life - experience rated BOLI	1,130.8	1,913.5	2,085.9	1,076.2	1,268.2

Subtotal investment life	12,074.1	14,356.9	15,577.0	12,708.3	13,484.5

Traditional life	4,225.2	4,170.9	4,156.4	4,154.8	4,110.8
Universal life	1,089.3	1,159.0	1,257.1	1,386.9	1,613.5

Subtotal fixed life	5,314.5	5,329.9	5,413.5	5,541.7	5,724.3

Total individual protection policy reserves	$17,388.6	$19,686.8	$20,990.5	$18,250.0	$19,208.8

Individual Protection Insurance In Force
($ in millions)	2005	2006	2007	2008	2009
Individual investment life	$57,021.7	$57,536.7	$57,772.0	$55,352.8	$53,956.0
Corporate investment life - excluding experience rated BOLI	10,305.0	11,451.7	11,980.3	11,347.5	11,626.1
Corporate investment life - experience rated BOLI	13,330.5	13,312.7	13,311.2	13,259.3	13,230.0

Subtotal investment life	80,657.2	82,301.1	83,063.5	79,959.6	78,812.1

Traditional life	36,589.3	41,061.3	43,970.7	53,685.7	51,708.5
Universal life	9,114.6	9,950.3	10,484.5	11,714.8	13,269.6

Subtotal fixed life	45,703.9	51,011.6	54,455.2	65,400.5	64,978.1

Total individual protection insurance in force	$126,361.1	$133,312.7	$137,518.7	$145,360.1	$143,790.2

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Individual Protection

New and Renewal Production Premiums and Deposits by Product

($ in millions)	2005	2006	2007	2008	2009
BEST of AMERICA Variable Life Series
First year production premiums and deposits	$121.9	$138.0	$141.9	$107.1	$61.3
Renewal production premiums and deposits	304.1	299.3	307.0	285.0	266.2

Total BEST of AMERICA variable life series	426.0	437.3	448.9	392.1	327.5

Nationwide Financial Network Variable Life Products
First year production premiums and deposits	24.0	21.0	6.7	6.1	0.8
Renewal production premiums and deposits	205.0	180.7	183.7	155.7	138.4

Total Nationwide Financial Network variable life products	229.0	201.7	190.4	161.8	139.2

Corporate Owned Life Insurance (COLI)
First year production premiums and deposits	227.8	396.6	181.9	211.1	94.2
Renewal production premiums and deposits	429.7	409.3	370.8	334.0	272.3

Total COLI	657.5	805.9	552.7	545.1	366.5

Traditional/Universal life
First year production premiums and deposits	111.4	102.6	120.9	160.5	221.3
Renewal production premiums and deposits	401.3	414.5	433.5	447.2	454.9

Total traditional/universal life	512.7	517.1	554.4	607.7	676.2

Total new and renewal production premiums and deposits	$1,825.2	$1,962.0	$1,746.4	$1,706.7	$1,509.4

Individual Protection New and Renewal Production Premiums and Deposits by Channel
($ in millions)	2005	2006	2007	2008	2009
Non-affiliated
Independent broker/dealers	$260.5	$265.7	$278.7	$302.1	$284.6
Wirehouse and regional firms	65.3	62.6	79.7	71.1	79.2
Financial institutions	58.6	57.9	69.0	64.0	97.8
Life specialists	382.1	579.8	329.5	353.6	366.5
Affiliated
Nationwide Financial Network	783.3	769.9	766.3	724.4	681.3
Mullin TBG	275.4	226.1	223.2	191.5	-

Total new and renewal production premiums and deposits	$1,825.2	$1,962.0	$1,746.4	$1,706.7	$1,509.4

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Investment Life

Historical Earnings Trends

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Asset fees	$40.2	$45.8	$53.1	$47.8	$38.1
Cost of insurance charges	339.0	344.3	353.1	363.4	365.0
Administrative fees	75.7	67.7	58.3	58.5	58.8
Surrender fees	26.3	20.2	17.3	24.3	21.8

Total policy charges	481.2	478.0	481.8	494.0	483.7

Net Investment Income
General account assets	157.2	150.8	152.4	153.3	156.1
Charge for invested capital	(17.6)	(16.4)	(17.1)	(12.9)	(10.1)

Total net investment income	139.6	134.4	135.3	140.4	146.0

Other income	2.4	0.8	4.0	3.2	1.7

Total operating revenues	623.2	613.2	621.1	637.6	631.4

Benefits
Interest credited to policyholder accounts	116.3	112.4	113.5	113.2	117.8
Life benefits	128.4	141.8	144.3	176.3	193.0

Total benefits	244.7	254.2	257.8	289.5	310.8

Expenses
Commissions	105.5	97.4	94.4	88.7	60.7
General operating expenses	132.8	133.8	126.4	145.0	108.6
Deferral of policy acquisition costs	(142.8)	(133.1)	(130.4)	(128.8)	(84.1)

Subtotal	95.5	98.1	90.4	104.9	85.2

Amortization of policy acquisition costs	85.7	80.2	57.2	86.5	103.2
Amortization of VOBA and other intangible assets	26.2	24.7	31.4	11.6	33.8

Total expenses	207.4	203.0	179.0	203.0	222.2

Pre-tax operating earnings	$171.1	$156.0	$184.3	$145.1	$98.4

Key Ratios/Statistics
Cost of insurance per $1,000 of average net amount at risk (1)	$6.01	$6.10	$6.27	$6.48	$6.84
Life benefits per $1,000 of average net amount at risk (1)	$2.28	$2.51	$2.56	$3.14	$3.61
General operating expenses to operating revenues	21.3%	21.8%	20.4%	22.7%	17.2%
Pre-tax operating earnings to operating revenues	27.5%	25.4%	29.7%	22.8%	15.6%
Average allocated capital	$1,246.1	$1,273.2	$1,303.2	$1,291.6	$1,149.6
Return on average allocated capital	10.2%	8.9%	10.3%	8.0%	6.7%

  (1)  Excludes experience rated BOLI corporate investment life.

Note:          The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005.

Investment Life Policy Reserve Activity
($ in millions)	2005	2006	2007	2008	2009
Balance, beginning of period	$10,406.2	$12,074.1	$14,356.9	$15,577.0	$12,708.3

Deposits	2,153.8	2,208.6	1,265.6	1,187.7	813.6
Withdrawals and surrenders	(780.8)	(576.7)	(639.7)	(548.5)	(629.7)

Net flows	1,373.0	1,631.9	625.9	639.2	183.9

Investment performance/interest credited to policyholder accounts	731.6	1,290.5	1,064.1	(4,482.9)	2,065.9
Policy charges	(481.4)	(477.9)	(481.1)	(495.2)	(483.7)
Benefits and other	46.2	(161.7)	11.2	1,470.2	(812.7)
Acquired business	(1.5)	-	-	-	(177.2)

Balance, end of period	$12,074.1	$14,356.9	$15,577.0	$12,708.3	$13,484.5

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Fixed Life

Historical Earnings Trends

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Cost of insurance charges	$49.5	$57.7	$67.4	$86.3	$105.4
Administrative fees	14.3	15.0	22.2	33.7	39.7
Surrender fees	1.6	2.4	2.6	3.7	4.9

Total policy charges	65.4	75.1	92.2	123.7	150.0

Net investment income	335.5	333.7	337.0	346.4	346.7
Premiums	297.0	299.0	299.4	297.5	297.6

Total operating revenues	697.9	707.8	728.6	767.6	794.3

Benefits
Interest credited to policyholder accounts	74.4	79.3	78.5	82.9	83.0
Life benefits	291.1	302.6	305.1	332.4	356.7
Policyholder dividends	107.3	90.7	83.1	93.1	87.0

Total benefits	472.8	472.6	466.7	508.4	526.7

Expenses
Commissions	34.7	40.4	46.4	73.9	71.0
General operating expenses	127.6	127.2	121.3	117.8	123.4
Deferral of policy acquisition costs	(58.3)	(67.7)	(66.2)	(97.8)	(90.0)

Subtotal	104.0	99.9	101.5	93.9	104.4

Amortization of policy acquisition costs	17.0	1.4	35.9	43.4	54.9
Amortization of VOBA and other intangible assets	9.1	9.1	9.0	10.5	11.2

Total expenses	130.1	110.4	146.4	147.8	170.5

Pre-tax operating earnings	$95.0	$124.8	$115.5	$111.4	$97.1

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$6.70	$6.25	$5.87	$5.64	$5.38
General operating expenses to operating revenues	18.3%	18.0%	16.6%	15.3%	15.5%
Pre-tax operating earnings to operating revenues	13.6%	17.6%	15.9%	14.5%	12.2%
Average allocated capital	$542.9	$576.1	$662.0	$745.2	$804.9
Return on average allocated capital	11.4%	14.1%	11.3%	9.7%	7.8%

Fixed Life Policy Reserve Activity
($ in millions)	2005	2006	2007	2008	2009
Traditional/Universal Life
Balance, beginning of period	$5,276.8	$5,314.5	$5,329.9	$5,413.5	$5,541.7

Deposits	448.6	455.9	492.9	529.6	605.8
Withdrawals and surrenders	(214.0)	(214.5)	(236.9)	(239.7)	(261.8)

Net flows	234.6	241.4	256.0	289.9	344.0

Interest credited to policyholder accounts	74.4	83.9	80.7	83.5	56.7
Policy charges	(65.4)	(74.8)	(93.4)	(124.7)	(149.9)
Benefits and other	(205.9)	(235.1)	(159.7)	(120.5)	(68.2)

Balance, end of period	$5,314.5	$5,329.9	$5,413.5	$5,541.7	$5,724.3

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Corporate and Other

Historical Earnings Trends

($ in millions)	2005	2006	2007	2008	2009
Operating Revenues
Net investment income
General account assets	$337.8	$400.2	$507.2	$303.3	$281.4
Periodic net coupon settlements on non-qualifying derivatives	(0.1)	(1.4)	(0.9)	-	-

Total net investment income	337.7	398.8	506.3	303.3	281.4

Operating realized gains (losses)	2.6	9.7	(12.4)	(100.0)	10.5
Other income	163.2	191.4	222.1	179.2	126.0

Total operating revenues	503.5	599.9	716.0	382.5	417.9

Benefits
Interest credited to polycyholder accounts	144.9	209.9	262.3	199.7	111.7
Periodic net coupon settlements on non-qualifying derivatives	1.2	-	0.1	-	-

Total benefits	146.1	209.9	262.4	199.7	111.7

Expenses
Commissions	26.5	28.4	28.9	15.4	10.7
General operating expenses	146.1	191.8	227.5	249.2	199.6
Amortization of VOBA and other intangible assets	0.6	1.6	1.8	1.4	9.1
Debt extinguishment costs	21.7	-	10.2	-	-
Interest expense	107.6	103.1	110.6	105.6	103.0

Total expenses	302.5	324.9	379.0	371.6	322.4

Pre-tax operating earnings (loss)	$54.9	$65.1	$74.6	$(188.8)	$(16.2)

Note:      The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc. and Nationwide Financial Services (Bermuda), Ltd. are reflected as discontinued for 2005.

Nationwide Bank

($ in millions)	2005	2006	2007	2008	2009
Key Ratio/Statistics
Total Assets	-	294.6	1,062.8	2,195.2	3,162.7
Net Interest Margin	-	3.15%	3.13%	2.99%	3.10%

Medium Term Notes

($ in millions)	2005	2006	2007	2008	2009
Key Ratios/Statistics
Daily Average Account Values:
General account	$4,048.7	$4,055.9	$4,323.7	$4,127.1	$2,595.9

Earned rate	4.87%	6.29%	6.43%	4.87%	2.68%
Credited rate	3.58%	5.14%	5.35%	3.92%	2.76%

Interest spread on daily average general account values	1.29%	1.15%	1.08%	0.95%	(0.08%)
Income from mortgage loan prepayments and bond call premiums	0.14%	0.07%	0.19%	0.04%	0.02%

Base interest spread on daily average general account values	1.15%	1.08%	0.89%	0.91%	(0.10%)

Corporate and Other Account Value Activity

($ in millions)	2005	2006	2007	2008	2009
Medium Term Notes
Balance, beginning of period	$4,401.6	$3,998.2	$4,599.5	$4,525.7	$3,217.2

Deposits	900.0	1,775.0	1,349.8	125.0	-
Maturities	(1,305.4)	(1,180.3)	(1,420.0)	(1,423.8)	(1,325.0)

Net flows	(405.4)	594.7	(70.2)	(1,298.8)	(1,325.0)
Interest credited to policyholder accounts and amortization	151.2	213.4	232.6	161.4	71.7
Other benefits - interest payments	(149.2)	(206.8)	(236.2)	(171.1)	(77.0)
Acquisitions/(terminations), net	-	-	-	-	(235.3)

Balance, end of period	$3,998.2	$4,599.5	$4,525.7	$3,217.2	$1,651.6

Nationwide Bank	$-	$222.3	$798.3	$1,763.5	$2,447.3
Nationwide Funds Group	$3,019.6	$2,840.6	$1,917.3	$1,345.8	$2,256.1

Total corporate and other account values	$7,017.8	$7,662.4	$7,241.3	$6,326.5	$6,355.0

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Glossary

Advisory services program - Investment products, including mutual funds, separately managed accounts and variable annuities, provided with advice services, such as asset allocation profiling, through an asset-based fee compensation model.

Allocated capital - A non-GAAP financial measure that is calculated by adding target surplus (calculated as 225% of NAIC defined risk based capital), to the following after-tax amounts: unamortized DAC, the difference between statutory benefit reserves and GAAP benefit reserves, the difference between GAAP invested assets and statutory invested assets, unamortized VOBA, unamortized deferred software costs, unamortized intangible assets, unamortized goodwill, unamortized debt issue costs, unamortized deferred revenue, less deferred premiums.

Annuity - A contract that provides a periodic stream of cash flows at regular intervals for a specified period of time, such as number of years or for life.

Asset fees to average separate account values - A financial measure that is calculated by dividing asset fees by average separate account values.

Average allocated capital - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending allocated capital amounts of a quarter for a quarterly average, or the mean average of the beginning of the year allocated capital amount and the ending allocated capital amounts for each of the four quarters for a yearly average.

Average equity - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending equity, excluding accumulated other comprehensive income and noncontrolling interest for a quarterly average, or the mean average of the beginning of the year equity excluding accumulated other comprehensive income and noncontrolling interest and the ending equity, excluding accumulated other comprehensive income and noncontrolling interest for each of the four quarters for a yearly average.

Average in force - A metric that is calculated by taking the mean average of the beginning and ending in force amounts of a quarter for a quarterly average, or the mean average of the beginning of the year in force amount and the ending in force amounts for each of the four quarters for a yearly average.

BOLI (Bank Owned Life Insurance) - Generally refers to a large single premium purchase of a Modified Endowment Contract to informally fund a block of employee benefit liabilities.

COLI (Corporate Owned Life Insurance) - Broadly describes the use of life insurance to informally fund a block of employee benefits. In its truest form refers to corporate owned life insurance but could also refer to other ownership arrangements such as split-dollar.

Cost of Insurance per $1,000 of average net amount at risk - A non-GAAP financial measure that is calculated by annualizing the cost of insurance and dividing by the net amount at risk divided by one thousand.

Credited Rate - A financial measure that is calculated by dividing interest credited by average general account values.

Deferred Annuity - An annuity that can be paid either with a single premium or a series of installments, providing for the income payments to begin at some future date.

Deferred Compensation Plan - A benefit plan that allows an employee to save pre-tax dollars. Many are set up similar to a 401(k) plan, including multiple investment options, but without regulated limits on the amount that can be deposited.

Deferred Policy Acquisition Costs - The unamortized policy acquisition costs which are capitalized and charged to expense in proportion to premiums or estimated gross profits depending on the type of underlying contract. See Policy Acquisition Costs.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Glossary

Defined Benefit Plan - A qualified pension plan under Section 401 of the Internal Revenue code which defines the retirement benefit to plan participants. The definition of the retirement benefit may include such variables as age, length of service, and compensation, but it would not reflect the investment experience of the assets held to fund these benefits.

Defined Contribution Plan - A benefit plan under which contributions are fixed in advance by formula, and benefits to retiring employees may vary.

Deposits - Premiums received for interest sensitive life insurance, annuities or life insurance products.

Dollar Cost Averaging - Paying a fixed amount of premium at regular intervals regardless of the unit values of the selected variable accounts or the current interest rate on new premiums paid into the guaranteed account.

Earned Rate - A financial measure that is calculated by dividing net investment income by average general account values.

Fixed Annuity - An annuity contract in which premiums paid are credited with a fixed rate of return by the life insurance company.

GAAP - Refers to accounting principles generally accepted in the United States of America.

General Account - An undivided account in which all investments are held that are not held in the separate account.

General operating expenses to average account values - A GAAP financial measure that is calculated by dividing general operating expenses by average account values.

Group Annuity - A pension plan providing annuities at retirement to a group of people under a master contract. It usually is issued to an employer for the benefit of employees.

Immediate Annuity - An annuity providing for payment to begin immediately after a single premium is paid.

Internal Replacement - Transaction whereby a policyholder’s existing insurance product or investment contract is replaced with a similar product issued by the same entity.

Interest spread on average general account assets - A financial measure that is calculated by subtracting the credited rate from the earned rate.

Lapse - Termination of a policy because of failure to pay the premium.

Leverage, excluding NCI - A non-GAAP financial measure that is calculated by dividing long-term debt by total capital, excluding noncontrolling interest (NCI).

Life benefits per $1,000 of average net amount at risk - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average net amount at risk divided by one thousand, excluding separate account corporate investment life business.

Life benefits per $1,000 of average in force - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average in force amount divided by one thousand, excluding separate account corporate investment life business.

Life Insurance In Force - The sum of the face amounts, plus dividend additions, of life insurance policies outstanding at a given time.

Nationwide Financial Network - Refers to the affiliated distribution channel that was formerly referred to as Nationwide Provident Producers.

Net Amount at Risk - Insurance in force less accumulated account value. Pertains to investment life products and is the amount for which cost of life insurance is assessed.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Glossary

Net operating earnings (loss) - A non-GAAP financial measure that is calculated by adjusting net income (loss) to exclude net realized gains and losses on investments not related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations), hedging instruments and hedged items, adjustment to amortization related to net realized gains and losses, discontinued operations and cumulative effect of adoption of accounting principles, if any, all net of tax.

New and renewal production premiums and deposits - The Company regularly monitors and reports a sales production metric as a measure of the volume of new and renewal business generated in a period.

New and renewal production premiums and deposits, previously referred to as “sales”, are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP, including sales as it relates to non-insurance companies. Management believes that the presentation of new and renewal production premiums and deposits enhances the understanding of the Company’s business and helps depict longer-term trends that may not be apparent in the results of operations due to differences between the timing of sales and revenue recognition.

Non-GAAP financial measures - Key performance indicators used by management that have not been calculated in accordance with GAAP. None of these non-GAAP financial measures should be viewed as substitutes for any GAAP financial measures.

Operating realized gains and (losses) - A non-GAAP financial measure that represents net realized gains and (losses) on investments, hedging instruments and hedged items that are related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations).

Operating return on average equity - A non-GAAP financial measure that is calculated by annualizing net operating earnings (loss) and dividing by average equity excluding accumulated other comprehensive income and noncontrolling interest.

Operating revenues - A non-GAAP financial measure that is calculated by adjusting total revenues to include only net realized gains and losses on investments, hedging instruments and hedged items that are related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations).

Persistency - Percentage of life insurance policies or annuity contracts remaining in force from one period to another.

Policy Acquisition Costs - Expenses that vary with and are primarily related to the acquisition of new and renewal insurance contracts.

Pre-tax operating earnings (loss) - A non-GAAP financial measure that is calculated by adjusting earnings (loss) from continuing operations before federal income taxes and cumulative effect of adoption of accounting principles, if any, to exclude adjustment to amortization related to net realized gains and losses, and net realized gains and losses on investments, hedging instruments and hedged items, except for operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to hedges on GMDB contracts and securitizations).

Pre-tax operating earnings (loss) to average account values - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings (loss) by average account values.

Pre-tax operating earnings (loss) to operating revenues - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings (loss) by operating revenues.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Glossary

Qualified Plan - A plan purchased with pre-tax dollars, generally under a pension plan, specially sponsored program, or individual retirement account that the Internal Revenue Service approves as meeting the requirements of Section 401(a) of the 1986 Internal Revenue Code, as amended. Such plans receive tax advantages.

Ratio of pre-tax operating earnings (loss) before interest to interest expense - A non-GAAP financial measure that is calculated by subtracting interest expense from pre-tax operating earnings (loss) and dividing the product by interest expense.

Return on average allocated capital - A non-GAAP financial measure that is calculated by dividing annualized after-tax operating earnings (loss) by average allocated capital.

Separate Account - A separate investment account established and maintained by an insurance enterprise used primarily for variable products. This arrangement permits wider latitude in the choice of investments for contract holders.

Surrender Charges - Charges made against withdrawals from the contract value of most variable annuities for a period of time, typically four to seven years.

Statutory capital and surplus - A financial measure that is calculated based on accounting practices prescribed or permitted by the department of insurance of the state of domicile. Each of the states in which the Company’s insurance companies are domiciled has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. The Company’s insurance subsidiaries have no statutory accounting practices that differ from NAIC SAP.

Universal Life Insurance - A flexible premium, adjustable benefit life insurance contract that accumulates cash values through the receipt of contractually determined interest credited.

Variable Annuity - An annuity contract in which the funds are invested in investments for which the underlying values can fluctuate.

Variable Life Insurance - A securities-based whole life insurance policy that employs a fixed premium and provides variable cash values and death benefit, dependent upon the performance of the separate account investment election.

Variable Universal Life Insurance - A type of variable life insurance that has flexible premiums.

Value of Business Acquired (VOBA) - Reflects the estimated fair value of the Nationwide Provident business in-force and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts existing as of the closing date of the Nationwide Financial Network Merger.

Nationwide Financial Services, Inc.

Statistical Supplement

December 31, 2009

Notes

This report is for information purposes only. It should be read in conjunction with documents filed by Nationwide Financial Services, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.